                                                Registration No. 333-50967
-------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

            Pre-Effective Amendment No. __                             [ ]

            Post-Effective Amendment No.1                              [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

            Amendment No. __                                           [ ]

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)
                                   ---------
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234
                                   ---------

                                 Mary P. Breen
                  Vice President and Associate General Counsel
           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                                   ---------
                  Please send copies of all communications to:
                               PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
             1050 Connecticut Avenue, N.W., Washington, D.C. 20036
                                   ---------

        Approximate Date of Proposed Public Offering: Continuous

        It is proposed that this filing will become effective (check appropriate box):

        Immediately upon filing pursuant to paragraph (b) of Rule 485

  [ ]   On __________ pursuant to paragraph (b) of Rule 485.

  [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [X]   On April 15, 1999 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

        Units of interest in Separate Accounts under variable annuity contracts.

[Outside Wrapper]


                          AMERICAN DENTAL ASSOCIATION
                           MEMBERS RETIREMENT PROGRAM


                                  MAY 1, 1999

                              [EQUITABLE AXA LOGO]


















                                   [ADA LOGO]

                          AMERICAN DENTAL ASSOCIATION
                           MEMBERS RETIREMENT PROGRAM


                          PROSPECTUS DATED MAY 1, 1999


  Please read this prospectus and keep it for future reference. It contains important information you should know before participating or taking any other action under the Program.

ABOUT THE ADA PROGRAM. The Program provides members of the American Dental Association and their eligible employees several plans for the accumulation of retirement savings on a tax-deferred basis. Ten investment options -- seven "investment funds" and three "guaranteed options" are available under the plans. The investment funds and guaranteed options comprise the "investment options" covered by this prospectus and our separate prospectus referred to below. The investment funds, below, are offered by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES.

---------------------------------------------------------------------------------------------------------------------
                                                  INVESTMENT FUNDS
---------------------------------------------------------------------------------------------------------------------
o GROWTH EQUITY FUND                    o EQUITY INDEX FUND               o LIFECYCLE FUND - MODERATE
o AGGRESSIVE EQUITY FUND                o REAL ESTATE FUND                o LIFECYCLE FUND - CONSERVATIVE
o ADA FOREIGN FUND
--------------------------------------- --------------------------------- -------------------------------------------

The Growth Equity Fund is managed by Equitable.

The Real Estate Fund invests primarily in units of Equitable's Prime Property Fund.

The Aggressive Equity Fund, ADA Foreign Fund and Equity Index Fund respectively invest in shares of the following mutual funds: MFS Emerging Growth Fund, Templeton Foreign Fund and State Street Global Advisors (SSgA) S&P 500 Index Fund ("Underlying Mutual Funds"). You should also read the prospectuses for the Underlying Mutual Funds and keep them for future reference.

The Lifecycle Funds-Conservative and Moderate ("Lifecycle Funds") each invest in units of a corresponding group trust ("Lifecycle Fund Group Trusts") maintained by State Street Bank and Trust Company ("State Street").

THE EQUITY INDEX FUND AND THE LIFECYCLE FUNDS ARE DESCRIBED, IN DETAIL, IN A SEPARATE PROSPECTUS FOR THOSE INVESTMENT FUNDS. You may obtain a copy of that prospectus, or of any Underlying Mutual Fund prospectus, by writing or calling us toll-free. See "How To Reach Us" at page 2.

GUARANTEED OPTIONS. The guaranteed options include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account, and the Money Market Guarantee Account.

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A statement of additional information ("SAI"), dated May 1, 1999, which is part of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC web site at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

WHO IS EQUITABLE? The Equitable Life Assurance Society of the United States ("Equitable") is the issuer of a group annuity contract that funds the Program. Equitable also makes forms of plans and trusts available, and offers recordkeeping and participant services to facilitate the operation of the Program.

Equitable is a New York stock life insurance corporation and has been doing business since 1859. We are a wholly-owned subsidiary of The Equitable Companies, Inc., whose majority shareholder is AXA, a French insurance holding company. As a majority shareholder, and under its other arrangements with Equitable and Equitable's parent, AXA exercises significant influence over the operations and capital structure of Equitable and its parent. Neither AXA nor Equitable's related companies, however, have any legal responsibility to pay amounts that Equitable owes under its group annuity contract that funds the ADA Progam.

Equitable manages over $______ billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US.  You can reach us as indicated below To obtain:

      o Copies of any plans, trusts, participation agreements, or enrollment or other forms used in the Program.

      o Unit values and other values under your plan,

      o Any other information or materials that we provide in connection with the Program.

INFORMATION ON JOINING THE PROGRAM

BY PHONE:  1-800-523-1125                 BY REGULAR MAIL:                     BY REGISTERED, CERTIFIED, OR
(Retirement Pogram                        The ADA Members                      OVERNIGHT DELIVERY:
 Secialists available                     Retirement Program                   The ADA Members
 weekdays 9 AM to 5 PM                    c/o Equitable                        Retirement Program
 Eastern Time)                            Box 2011                             c/o Equitable
                                          Secaucus, NJ 07096                   200 Plaza Drive, Second Floor
                                                                               Secaucus, NJ 07094

INFORMATION ONCE YOU JOIN THE PROGRAM

BY REGULAR MAIL:                          FOR CONTRIBUTION CHECKS ONLY:        FOR REGISTERED, CERTIFIED, OR
(correspondence):                         The Association Members              OVERNIGHT DELIVERY:
The ADA Members                            Retirement Program                  The ADA Members
 Retirement Program                       P.O. Box 1599                         Retirement Program
Box 2486 G.P.O.                           Newark, NJ 07101-9764                c/o Equitable
New York, NY 10116                                                             200 Plaza Drive, 2B-55
                                                                               Secaucus, NJ 07094

BY PHONE: 1-800-223-5790 (Account Executives available weekdays 9AM to 5PM Eastern Time).

TOLL-FREE AIM SYSTEM: By calling 1-800-223-5790 you may, with your assigned personal security code, use our Automated Investment Management ("AIM") System to:

     o    Transfer between investment options and obtain account information.

     o Change the allocation of future contributions and maturing guaranteed options.

     o Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.


     The AIM System operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by the AIM System.





NO PERSON IS AUTHORIZED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                          CONTENTS OF THIS PROSPECTUS

                                                              PAGE
                                                         IN PROSPECTUS
                                                         -------------
THE PROGRAM AT A GLANCE - KEY FEATURES...............................7
FEE TABLE............................................................9
   Examples.........................................................13
   CONDENSED FINANCIAL INFORMATION..................................14
DECIDING TO PARTICIPATE - PROGRAM FEATURES AND BENEFITS.............14
INVESTMENT OPTIONS..................................................14
THE GROWTH EQUITY FUND..............................................15
   Objective........................................................15
   Investment Manager...............................................15
   Investment Strategies............................................15
   Risks of Investment Strategies...................................16
THE AGGRESSIVE EQUITY, ADA FOREIGN AND EQUITY INDEX FUNDS...........17
LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE..........................18
   Objectives.......................................................18
THE LIFECYCLE FUND GROUP TRUSTS.....................................18
ADDITIONAL INFORMATION ABOUT THE EQUITY FUNDS.......................19
   CHANGE OF INVESTMENT OBJECTIVES..................................19
   Voting Rights....................................................19
THE REAL ESTATE FUND................................................19
   Objective........................................................19
   Investment Manager...............................................20
   Investment Strategies............................................20
   Liquid Assets....................................................21
   Investment Risks Related to Prime Property Fund..................22
SPECIAL RISKS RELATED TO THE REAL ESTATE FUND.......................22
   Liquidity........................................................22
   Insurance Risks..................................................23
CONFLICTS OF INTEREST...............................................23
THE GUARANTEED OPTIONS..............................................24
GUARANTEED RATE ACCOUNTS............................................25
   Restrictions on Withdrawals and Transfers........................25
   The GRA Guarantees...............................................25
MONEY MARKET GUARANTEE ACCOUNT......................................26
   The Money Market Guarantee Account Guarantee.....................26
   Calculation of Our Rates.........................................27
HOW WE VALUE YOUR ACCOUNT BALANCE IN THE INVESTMENT FUNDS...........27
   FOR AMOUNTS IN THE EQUITY FUNDS..................................27
   For Amounts in the Real Estate Fund..............................27
TRANSFERS AND ACCESS TO YOUR ACCOUNT................................28
   Transfers Among Investment Options...............................28
   Our Account Investment Management System.........................29
   Participant Loans................................................29

                                                             PAGE
                                                         IN PROSPECTUS
                                                         -------------
   Choosing Benefit Payment Options.................................30
   Spousal Consent..................................................31
BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT...................31
THE PROGRAM.........................................................31
   Eligible Employers...............................................32
   Summary of Plan Choices..........................................32
   Getting Started..................................................33
   How To Make Program Contributions................................33
   Allocating Program Contributions.................................34
   Distributions from the Investment Options........................34
   Rules Applicable to Participant Distributions....................35
PERFORMANCE INFORMATION.............................................36
HOW WE CALCULATE PERFORMANCE DATA...................................41
CHARGES AND EXPENSES................................................42
CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM....................42
   PROGRAM EXPENSE CHARGE...........................................42
   Investment Management and Administration Fees....................43
   Other Expenses Borne by the Investment Funds.....................45
PLAN AND TRANSACTION EXPENSES.......................................45
   ADA Retirement Plan, Prototype Self-Directed Plan and............45
   INDIVIDUAL ANNUITY CHARGES.......................................46
   General Information On Fees And Charges..........................46
TAX INFORMATION.....................................................46
INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS.....47
OTHER TAX CONSEQUENCES..............................................48
MORE INFORMATION....................................................48
   About Program Changes or Terminations............................48
   IRS Disqualification.............................................49
   About the Separate Accounts......................................49
   ABOUT OUR YEAR 2000 PROGRESS.....................................50
   ABOUT LEGAL PROCEEDINGS..........................................50
   ABOUT OUR INDEPENDENT ACCOUNTANTS................................50
   Reports We Provide and Available Information.....................50
APPENDIX I:  CONDENSED FINANCIAL INFORMATION........................52
APPENDIX II:  AN INDEX OF KEY WORDS AND PHRASES.....................56
STATEMENT OF ADDITIONAL INFORMATION-TABLE OF CONTENTS...............57
                                               --------------------


WHEN WE USE THE WORDS "WE," "US" AND "OUR," WE MEAN EQUITABLE.

WHEN WE ADDRESS THE READER OF THIS PROSPECTUS WITH WORDS SUCH AS "YOU" AND "YOUR," WE GENERALLY MEAN THE INDIVIDUAL PARTICIPANT IN ONE OR MORE OF THE PLANS AVAILABLE IN THE PROGRAM, UNLESS OTHERWISE EXPLAINED. FOR EXAMPLE, "THE PROGRAM" SECTION OF THE PROSPECTUS IS PRIMARILY DIRECTED AT THE EMPLOYER.

PLEASE SEE APPENDIX II FOR AN INDEX OF KEY WORDS AND PHRASES USED IN THIS PROSPECTUS. THE INDEX WILL REFER YOU TO THE PAGE WHERE PARTICULAR TERMS ARE DEFINED OR EXPLAINED.

THE PROGRAM AT A GLANCE - KEY FEATURES

EMPLOYER           Our Master Plan is a defined contribution master plan that
CHOICE OF          can be adopted as a profit-sharing plan (401(k), SIMPLE
RETIREMENT         401(k) and safe harbor 401(k) features are available) and a
PLANS              defined contribution pension plan, or both. The Program's
Tax Advantages     investment options are the only investment choices under the
                   Master Plan.

                   Our Self-Directed Prototype Plan gives added flexibility in choosing your investments.

                   If you maintain your own individually-designed plan you may use the investment options in the Program through our Pooled Trust.

                   [Sidebar: In a defined contribution plan, the employees make the contributions and investment choices. In a profit-sharing plan, the employees may be eligible to benefit from the profits of the company. In a defined benefit plan, the employer sets aside money for its employees and makes all investment decisions.]

-------------------------------------------------------------------------------

PLAN               MASTER PLAN:
FEATURES           o    Program investment options used as the only investment
                        choices.

                   o Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

                   o    Use of our Master Trust.

                   o    No minimum amount must be invested.


                   SELF-DIRECTED PROTOTYPE PLAN:
                   o You may combine Program investment options with individual stock and bond investments.

                   o Our Pooled Trust is adopted for investment use only, and a minimum of $25,000 must be maintained in the Trust.

                   o Recordkeeping services provided only for plan assets in Pooled Trust.

                   o Third party recordkeeping services can be arranged through us.

                   o    Brokerage services can be arranged through us.


                   INVESTMENT ONLY IN POOLED TRUST:
                   o    Our Pooled Trust is used for investment only.

                   o Recordkeeping services provided for plan assets in Pooled Trust.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

PROFESSIONAL        These professional investment managers advise or sponsor
INVESTMENT          the six different Equity Funds and the Real Estate Fund:
MANAGEMENT

                    ALLIANCE CAPITAL MANAGEMENT L.P. STATE STREET BANK AND TRUST COMPANY MASSACHUSETTS FINANCIAL SERVICES COMPANY TEMPLETON GLOBAL ADVISORS LTD. LEND LEASE REAL ESTATE INVESTMENTS, INC.

-------------------------------------------------------------------------------

GUARANTEED          o    The three guaranteed options include two Guaranteed
OPTIONS                  Rate Accounts and a Money Market Guarantee Account.

-------------------------------------------------------------------------------

TAX ADVANTAGES      o    ON EARNINGS    No tax on investment earnings until
                                        withdrawn. Withdrawals and
                                        distributions taxed at ordinary income
                                        tax rates.
                    o    ON TRANSFERS   No tax on internal transfers.

-------------------------------------------------------------------------------

CHARGES AND         o    Program expense charge assessed against combined value
EXPENSES                 of Program assets.
                    o    Investment management and administrative fees and
                         other expenses charged on an investment fund-by-fund basis, as applicable.
                    o    Plan and transaction charges that vary by type of plan
                         adopted, or by specific transaction.
                    o    Indirectly, applicable charges of underlying
                         investment vehicles for investment management, 12b-1 fees and other expenses.

-------------------------------------------------------------------------------

BENEFIT             o    Lump sum.
PAYMENT             o    Installments on a time certain or dollar certain
OPTIONS                  basis.
                    o    Variety of annuity benefit payout options as available
                         under your employer's plan.
                    o    Fixed or variable annuity options available.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

ADDITIONAL          o    Toll-free number available for transfers and account
FEATURES                 information. Participant loans (if elected by your
                         employer; some restrictions apply).
                    o    Regular statements of account.
                    o    Retirement Program Specialist and Account Executive
                         support.
                    o    Daily valuation of accounts.
                    o    5500 reporting.
                    o    For Master Plan, automatic updates for law changes.
                    o    Contribution calculation software.

-------------------------------------------------------------------------------

FEE TABLE

The fee tables and discussion below will help you understand the various charges and expenses you will bear under the Program. The tables reflect charges: (1) you will directly incur, including Program and investment fund fees and charges, and (2) fees and expenses of the Underlying Mutual Funds, and the Lifecycle Group Trusts and their underlying collective funds ("Underlying State Street Funds") you will indirectly incur. If you annuitize your account, charges for premium taxes and other fees may apply.

WHEN YOU PURCHASE OR REDEEM UNITS OF ANY OF THE INVESTMENT FUNDS YOU WILL PAY NO SALES LOAD, NO DEFERRED SALES CHARGE, NO SURRENDER FEES AND NO TRANSFER OR EXCHANGE FEES.

PROGRAM EXPENSE CHARGE AND INVESTMENT FUND OPERATING EXPENSES

The Program expense charge and operating expenses of the investment funds are paid out of each investment fund's assets. The Growth Equity and Real Estate Funds each pay us an investment management fee that varies based on their respective assets. No management fees are paid to us by the Aggressive Equity Fund, the ADA Foreign Fund, the Equity Index Fund, or the Lifecycle Funds. The Program expense charge is based partly on the level of assets under the Program and partly on the number of plans. An administration fee is based on investment fund assets. Each investment fund also incurs other expenses for services such as printing, mailing, legal, and similar items. All of these operating expenses are reflected in each investment fund's unit value. See "How We Value Your Account."

The tables that follow summarize the charges, at annual percentage rates, that apply to the investment funds. They do not include other charges which are specific to the various plans, such as enrollment fees or record maintenance and report fees. See "Charges and Expenses," for more details. The expenses shown are based on average Program assets in each of the investment funds during the year ended December 31, 1998, and reflect currently applicable fees.

-------------------------------------------------------------------------------
                      GROWTH EQUITY AND REAL ESTATE FUNDS
-------------------------------------------------------------------------------

               PROGRAM                        INVESTMENT
               EXPENSE     ADMINISTRATION     MANAGEMENT     OTHER
     FUND      CHARGE           FEE              FEE        EXPENSES    TOTAL

Growth Equity   0.64%           0.15%            0.22%       0.06%       1.07%
Real Estate     0.64            0.25             1.10        0.30%       2.29%

-------------------------------------------------------------------------------
             AGGRESSIVE EQUITY, ADA FOREIGN AND EQUITY INDEX FUNDS
-------------------------------------------------------------------------------

The Aggressive Equity, ADA Foreign and Equity Index Funds each invest in shares of an Underlying Mutual Fund. The following table shows, at annual percentage rates, the charges and fees which are deducted from each of these investment funds and the Underlying Mutual Fund. No transaction charges are incurred by the investment funds when shares of the Underlying Mutual Fund are purchased or redeemed, but annual mutual fund operating expenses are indirectly incurred. For a detailed description of charges and expenses incurred by the Underlying Mutual Funds please see their prospectuses.

                        PROGRAM                          INVESTMENT
                        EXPENSE       ADMINISTRATION     MANAGEMENT      OTHER
                        CHARGE             FEE               FEE        EXPENSES    12B-1 FEE     TOTAL
Aggressive Equity
Fund                     0.64%          0.15% (2)           None         0.10%        None     0.89% (2)
MFS Emerging
Growth Fund (1)          None              None             0.76%        0.22%        0.25%    1.16%
                    ---------------------------------------------------------------------------------------
TOTAL                    0.64%          0.15% (2)           0.76%        0.32%        0.25%    2.05% (2)
-----------------------------------------------------------------------------------------------------------

ADA Foreign Fund         0.64%          0.15% (4)           None         0.12%        None     0.91% ( 4)
Templeton Foreign
Fund Class A (3)         None              None            0.61%         0.26%        0.25%    1.02%
                    ---------------------------------------------------------------------------------------
TOTAL                    0.64%          0.15% (4)          0.61%         0.34%        0.25%    1.99% (4)
-----------------------------------------------------------------------------------------------------------



Equity Index Fund        0.64%            0.15%             None       0.26% (7)      None     1.05%
SSgA S&P 500
Fund (5)                 None              None          0.00% (6)     0.10%          0.06%    0.16% (6)
                    ---------------------------------------------------------------------------------------
TOTAL                    0.64%            0.15%          0.00% (6)     0.36% (7)      0.06%    1.21% (6)
-----------------------------------------------------------------------------------------------------------


(1)      Source: MFS Emerging Growth Fund prospectus dated [April 1, 1999.]

(2) An administration fee of up to 0.25% of the average daily net assets of the Program invested in the MFS Emerging Growth Fund is paid to Equitable by MFS Fund Distributors, Inc. ("MSF Distributors"). Equitable has waived the 0.15% administration fee applicable to the Aggressive Equity Fund and will use the payment from MFS Distributors, to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.

(3)      Source: Templeton Foreign Fund prospectus dated January 1, 1999.

(4) The Templeton Foreign Fund--Class A Rule 12b-1 plan is described in the Templeton Foreign Fund's prospectus. Templeton Foreign Fund pays Equitable an amount equal to the 0.25% Rule 12b-1 fee for services Equitable performs for Templeton Foreign Fund. Equitable has waived the 0.15% administration fee applicable to the ADA Foreign Fund and will use the payment from Templeton Foreign Fund to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The agreement and waiver are expected to be in effect for an indefinite period, but these arrangements are subject to termination by either party upon notice.

(5)      Source: SSgA S&P 500 Index Fund Prospectus dated December 29, 1998.

(6) State Street has voluntarily agreed to waive up to the full amount of its management fee of .10% of average daily net assets to the extent that total operating expenses exceed .15% of average daily net assets on an annual basis. The total operating expenses of the SSgA S&P 500 Index Fund absent the waiver would be .26% of average daily net assets on an annual basis. The gross annual management expense before the fee waiver would be .10% of average daily net assets. This agreement will remain in effect for the current fiscal year. If the waiver agreement is terminated, the full amount of State Street's management fee may be assessed and the total Equity Index Fund expenses may increase.

(7) Includes organizational expenses of $33,917 that were initially paid by Equitable and reimbursed over a five year period December 31, 1998.

-------------------------------------------------------------------------------
                                LIFECYCLE FUNDS
-------------------------------------------------------------------------------

         No transaction charges are incurred by the Lifecycle Funds when units of a corresponding Lifecycle Fund Group Trust are purchased or redeemed, but annual operating expenses are incurred by each Lifecycle Fund Group Trust. A deduction is made from the assets of each Lifecycle Fund Group Trust to compensate State Street for managing the assets of the Lifecycle Fund Group Trusts.

         The fees and charges which are deducted from the assets of the Lifecycle Funds, the Lifecycle Fund Group Trusts and the Underlying State Street Funds are shown in the table below. For a detailed description of the fee and charge arrangements involving the Lifecycle Funds, Lifecycle Fund Group Trusts and Underlying State Street Funds, please see our separate prospectus for the Equity Index Fund and the Lifecycle Funds.

                                           PROGRAM                       INVESTMENT
                                           EXPENSE     ADMINISTRATION     MANAGEMENT
                                           CHARGE           FEE               FEE        OTHER EXPENSES      TOTAL
Lifecycle Fund - Conservative               0.64%           0.15%             None           0.97% (1)        1.76%
Lifecycle Fund
   Group Trust -
   Conservative                              None          0.20%(2)           0.17%         0.29% (1&3)       0.66%
Underlying Funds:
S&P 500 Flagship Fund                        None            None             None           --% (4&5)       --% (5)

Russell 2000 Fund                            None            None             None           0.06% (4)        0.06%

Daily EAFE Fund                              None            None             None           0.11% (4)        0.11%

Daily Government/Corporate Bond
   Fund                                      None            None             None           0.01% (4)        0.01%

Short Term Investment Fund                   None            None             None           --% (4&5)       --% (5)

------------------------------------------------------------------------------------------------------------------------
TOTAL                                       0.64%           0.35%             0.17%          1.28% (6)      2.44% (6)
------------------------------------------------------------------------------------------------------------------------


                                           PROGRAM                       INVESTMENT
                                           EXPENSE     ADMINISTRATION     MANAGEMENT
                                           CHARGE           FEE               FEE        OTHER EXPENSES      TOTAL
Lifecycle Fund - Moderate                   0.64%           0.15%             None          0.26% (1)        1.05%
Lifecycle Fund
   Group Trust -Moderate                     None         0.01% (2)          0.17%         0.02% (1&3)       0.20%

Underlying Funds:
S&P 500 Flagship Fund                        None            None             None          --% (4&5)       --% (5)
Russell 2000 Fund                            None            None             None          0.06% (4)        0.06%
Daily EAFE Fund                              None            None             None          0.11% (4)        0.11%
Daily Government/Corporate Bond
   Fund                                      None            None             None          0.01% (4)        0.01%
Short Term Investment Fund                   None            None             None          --% (4&5)       --% (5)
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                       0.64%           0.16%            0.17%          0.30% (6)      1.27% (6)
-----------------------------------------------------------------------------------------------------------------------


(1) These include a charge at the annual rate of .03% of the value of the respective assets in the Lifecycle Funds--Conservative and Moderate to compensate Equitable for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds maintained by State Street among the investment options described in this prospectus and the SAI. Other expenses also include $150,087 of costs incurred by Equitable and State Street in the organization of the Lifecycle Funds. These costs are being reimbursed from the Lifecycle Funds, (over a five year period, pro rata based on the assets of each of those investment funds, ending June 30, 2000. [On December 8, 1995, the Program's balance in the Balanced Fund (approximately $70 million) was transferred to the Lifecycle Fund--Moderate. The much larger balance in that Fund results in a much lower ratio of other expenses to total assets compared to the corresponding ratio for the Lifecycle Fund--Conservative.]

(2) Based on the Lifecycle Fund Group Trusts--Conservative and Moderate current fixed fee $11,100 per year, per fund, and average net assets for 1998.

(3) Based on the Lifecycle Fund Group Trusts--Conservative and Moderate average net assets for 1998.

(4) Other expenses of the Underlying State Street Funds are based on expenses incurred by each Fund during 1998.

(5)      Less than 0.01%.

(6) These totals are based upon a weighted average of the other expenses for each Underlying State Street Fund. In calculating the weighted average, expenses for each Underlying State Street Fund were multiplied by their respective target percentages within their respective Group Trust. See "Lifecycle Funds--Conservative" and "Lifecycle Funds--Moderate" for a description of the targeted percentage weightings of the Lifecycle Fund Group Trusts--Conservative and Moderate.

EXAMPLES

You would pay the expenses shown below on a $1,000 initial investment over the time period indicated for each investment fund listed below, assuming a 5% annual rate of return. The examples include all annual fund operating expenses plus an estimate of average plan and transaction charges over the time periods indicated, assuming the account is not annuitized. The estimate is computed by aggregating all record maintenance and report fees and enrollment fees, divided by the average assets for the same period. See "Plan and Transaction Expenses." The minimum amount that can be converted to an annuity is $5,000. There are no surrender charges, so the amounts would be the same, whether you withdraw all or a portion of your Account Balance.

        INVESTMENT FUND    1 YEAR      3 YEARS      5 YEARS    10 YEARS

Growth Equity              $11.34      $35.33       $61.20      $135.07
Aggressive Equity(1)        21.72       66.99       114.81      246.45
Real Estate                 23.53       72.45       123.92      264.73
ADA Foreign(1)              20.51       63.34       108.69      234.06
Equity Index (1)            12.62       39.29        67.98      149.51
Lifecycle--Conservative     25.03       76.93       131.40      279.59
Lifecycle--Moderate         13.29       41.31        71.47      156.91


(1) The returns shown reflect the arrangements discussed in notes (2), (4) and (6) to the fee table above relating to these investment funds.

The purpose of these tables and examples is to assist you in understanding the various costs and expenses that will be incurred, either directly or indirectly, when amounts are invested in the Funds. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% RATE OF RETURN IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

CONDENSED FINANCIAL INFORMATION

         Please see APPENDIX I at the end of this prospectus for condensed financial information concerning the Growth Equity Fund and Real Estate Fund, and unit value information for the Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund and Lifecycle Funds.

         FINANCIAL STATEMENTS OF INVESTMENT FUNDS

         Each of the investment funds is, or is part of, one of our separate accounts as described in "About the Separate Accounts" under "More Information." The financial statements for the Growth Equity Fund (Separate Account No. 4 (Pooled)), Aggressive Equity Fund (Separate Account No. 200), ADA Foreign Fund (Separate Account No. 191) and Real Estate Fund (Separate Account No. 30), and our Prime Property Fund (Separate Account No. 8) in which the Real Estate Fund invests, may be found in the SAI for this prospectus.

Financial statements for the Equity Index Fund (Separate Account No. 195), Lifecyle Fund -- Conservative (Separate Account No. 197) and Lifecycle Fund--Moderate (Separate Account No. 198), are found in our separate SAI for those investment funds.

DECIDING TO PARTICIPATE - PROGRAM FEATURES AND BENEFITS

INVESTMENT OPTIONS

You may choose from TEN INVESTMENT OPTIONS under the Program. These are the Real Estate Fund and the other six investment funds we call the "Equity Funds." You can also choose from three guaranteed options: a 3-year Guaranteed Rate Account, a 5-year Guaranteed Rate Account, and our Money Market Guarantee Account.

-------------------------------------------------------------------------------
                                THE EQUITY FUNDS
-------------------------------------------------------------------------------

Each Equity Fund has a different investment objective. The Equity Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares or units in a group trust. We cannot assure you that any of the Equity Funds will meet their investment objectives.

THE GROWTH EQUITY FUND

OBJECTIVE

The Growth Equity Fund seeks to achieve long-term growth of capital by investing in the securities of companies that we believe will share in the growth of our nation's economy--and those of other leading industrialized countries--over a long period. The Fund maintains its own portfolio of securities.

INVESTMENT MANAGER

We manage the Growth Equity Fund. We currently use the personnel and facilities of Alliance Capital Management L.P. ("Alliance") for portfolio management, securities selection and transaction services. We are the indirect majority-owners of Alliance, a publicly-traded limited partnership. We and Alliance are each registered investment advisers under the Investment Advisers Act of 1940.

Alliance acts as investment adviser to various separate accounts and general accounts of Equitable and other affilliated insurance companies. Alliance also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 1998, Alliance had total assets under management of $_____ billion. Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT STRATEGIES

The Growth Equity Fund invests primarily in common stocks. The Fund generally invests in securities of intermediate and large sized companies, but may invest in stocks of companies of any size. At times the Fund may invest its equity holdings in a relatively small number of issuers, provided that no investment causes: (1) more than 10% of the Fund's book value to be invested in the securities of one issuer; or (2) more than 40% of the Fund's book value to be invested in the securities of four or fewer issuers.

The Growth Equity Fund also may invest smaller amounts in other equity-type securities, such as convertible preferred stocks or convertible debt instruments. The Fund also may invest in non-equity investments, including non-participating and non-convertible preferred stocks, bonds and debentures. The Fund's non-equity investments could be substantial if we believe that the Fund will not meet its investment objectives by buying common stock and other equity-type securities. The Fund also may invest up to 10% of its total assets in restricted securities (securities not freely traded) and up to 15% of its total assets in foreign securities (securities of established foreign companies without substantial business in the United States.)

As a defensive strategy, the Growth Equity Fund may make temporary investments in government obligations, short-term commercial paper and other money market instruments, either directly or through our Separate Account No. 2A, which invests in such securities. The

Fund would not be pursuing its investment objective when using this temporary defensive strategy.

RISKS OF INVESTMENT STRATEGIES

Investing in common stocks and other securities involves the risk that the value of the stocks or securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Growth Equity Fund's investments - and, therefore, the value of the Fund's units - to fluctuate, and you could lose money.

Market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations. Important factors associated with the Growth Equity Fund are discussed below.

In addition to large sized companies, the Growth Equity Fund may invest in securities of medium and small sized companies. The securities of small and medium sized, less mature, lesser known companies involves greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Growth Equity Fund runs a risk of increased and more rapid fluctuations in the value of its investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks (those with capitalizations of between $500 million to $1.5 billion) and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Finally, concentrating the Growth Equity Fund's equity holdings in the stocks of a few companies also increases the risk of loss, because a decline in the value of one of these stocks would have a greater impact on the Fund. As of December 31, 1998, the Fund held __% of its net assets in the stocks of [four] issuers. See Separate Account No. 4 (Pooled) Statement of Investments and Net Assets in the SAI.

Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the Growth Equity Fund - and, therefore, the value of the Fund's units - will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

Investing in securities of foreign companies involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the Growth Equity Fund's foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S.
issuers.

Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the Growth Equity Fund may be unable to quickly sell its restricted security holdings at fair market value.

THE AGGRESSIVE EQUITY, ADA FOREIGN AND EQUITY INDEX FUNDS

The Aggressive Equity, ADA Foreign and Equity Index Funds each invest in shares of an Underlying Mutual Fund. The investment results you will experience in any one of those investment funds will depend on the investment performance of the Underlying Mutual Funds. The table below shows the names of the Underlying Mutual Funds, their investment objectives, and their advisers.


                           ---------------------------------------------------------------------

                                                  UNDERLYING MUTUAL FUND
                           ---------------------------------------------------------------------

INVESTMENT FUND            NAME                   OBJECTIVE               ADVISER
-------------------------  ---------------------- ----------------------- ----------------------
Aggressive Equity Fund     MFS Emerging Growth    Long-term growth of     Massachusetts
                           Fund                   capital                 Financial Services
                                                                          Company
--------------------------- ---------------------- ----------------------- ----------------------

ADA Foreign Fund           Templeton Foreign      Long-term capital       Templeton Global
                           Fund                   growth                  Advisors Limited
-------------------------  ---------------------- ----------------------- ----------------------

Equity Index Fund          SSgA S&P 500 Index     Replicate the total     State Street Global
                           Fund                   return of the           Advisers (SSgA)
                                                  S& P 500 Index

-------------------------  ---------------------- ----------------------- ----------------------

Each of the Underlying Mutual Funds has been selected by the ADA Trustees. We have no investment management responsibilities for the Aggressive Equity, ADA Foreign or Equity Index Funds. As to those Funds, we act in accordance with the investment policies established by the ADA Trustees.

PLEASE REFER TO THE PROSPECTUSES AND SAIS OF THE UNDERLYING MUTUAL FUNDS FOR A MORE DETAILED DISCUSSION OF INVESTMENT OBJECTIVES AND STRATEGIES, ADVISERS, RISK FACTORS AND OTHER INFORMATION CONCERNING THE UNDERLYING MUTUAL FUNDS.

LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE

Each Lifecycle Fund invests in a Lifecycle Fund Group Trust. Each Group Trust has identical investment objectives and policies to the Lifecycle Fund to which it relates. We have no investment management responsibilities for the Lifecycle Funds. As to those Funds, we act in accordance with the investment policies established by the ADA Trustees.

OBJECTIVES

The Lifecycle Fund -- Conservative seeks to provide current income and a low to moderate growth of capital by investing exclusively in units of the Lifecycle Group Trust--Conservative.

The Lifecycle Fund -- Moderate seeks to provide growth of capital and a reasonable level of current income by investing exclusively in units of the Lifecycle Group Trust -- Moderate.

THE LIFECYCLE FUND GROUP TRUSTS

The Lifecycle Fund Group Trusts are maintained by State Street. Each of the Group Trust is organized as a collective investment fund under Massachusetts law. Because of exclusionary provisions, the Lifecycle Fund Group Trusts are not subject to regulation under the Investment Company Act of 1940. The Lifecycle Fund Group Trusts were selected by the ADA Trustees.

State Street serves as the trustee and investment manager to the Lifecycle Fund Group Trusts. Each of the Group Trusts attempts to achieve its investment objective by investing in a mix of underlying collective investment funds (the Underlying State Street Funds) maintained by State Street and offered exclusively to tax exempt retirement plans. Unlike the Lifecycle Fund Group Trusts, however, which are available only under the ADA Program, the Underlying State Street Funds may receive contributions from other tax exempt retirement plans.

The Lifecycle Fund Group Trusts each seek to achieve their objectives by investing 100% of their respective assets in a mix of Underlying State Street Funds in accordance with certain target percentage weightings selected by the ADA Trustees. The Underlying State Street Funds of the Lifecycle Fund Group Trust -- Conservative and by the Lifecyle Fund -- Moderate are:

        o     S&P 500 Flagship Fund
        o     Russell 2000 Fund
        o     Daily EAFE Fund
        o     Daily Government/Corporate Bond Fund
        o     Short Term Investment Fund

PLEASE REFER TO OUR SEPARATE PROSPECTUS AND SAI FOR THE EQUITY INDEX FUND AND THE LIFECYCLE FUNDS FOR MORE DETAILED INFORMATION, INCLUDING STRATEGIES, RISK FACTORS AND IMPORTANT INFORMATION CONCERNING THE UNDERLYING STATE STREET FUNDS.

ADDITIONAL INFORMATION ABOUT THE EQUITY FUNDS

CHANGE OF INVESTMENT OBJECTIVES

The ADA Trustees may change the investment objectives of the Aggressive Equity, ADA Foreign, Equity Index and the Lifecycle Funds. The ADA Trustees may also change the mutual fund or collective investment fund in which any one of these Equity Funds invests. We can change the investment objectives of the Growth Equity Fund, if the New York State Insurance Department approves the change.

The Trustees and we can make these changes without your consent.

VOTING RIGHTS

If the MFS Emerging Growth Fund, Templeton Foreign Fund or the SSgA S&P 500 Index Fund holds a meeting of shareholders, we will vote shares held in the corresponding Equity Fund in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Equity Fund holding the shares as of the record date for the shareholders meeting. We abstain from voting shares if we receive no instructions. Employers, participants or trustees will receive: (1) periodic reports relating to the Underlying Mutual Funds and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings.

THE REAL ESTATE FUND

OBJECTIVE

The Real Estate Fund seeks a stable rate of return over an extended period of time through rental income and appreciation of real property values. It pursues this goal by investing primarily in units of our Prime Property Fund (Separate Account No. 8), which has the same objective. Because of the nature of real estate investments, to provide a measure of liquidity, the Real Estate Fund also invests in liquid assets such as our Separate Account No. 2A, which only invests in short-term securities. We cannot assure you that the Real Estate Fund or Prime Property Fund will meet their investment objective.

INVESTMENT MANAGER

We manage both the Real Estate Fund and Prime Property Fund. We have retained Lend Lease Real Estate Investments, Inc. ("Lend Lease") to advise us as to all our real property acquisitions, management and sales. Lend Lease also coordinates related accounting and bookkeeping functions with us. Lend Lease has offices world-wide and throughout the United States. As of December 31, 1998, Lend Lease had approximately $44.1 billion in assets under management. Lend Lease originates, analyzes, evaluates and recommends commercial real estate investments for its clients, then manages and services those investments on an ongoing basis.

INVESTMENT STRATEGIES

Prime Property Fund's principal investment strategy is to acquire and own well-located, quality, income-producing real estate investments in strong rental markets throughout the United States. Location, potential income stream, cost, potential for increasing rental income and capital appreciation, resale marketability, and architectural and other physical attributes are important factors considered in the selection of properties. We also evaluate the risks, including environmental risks, involved with the property, as well as the probability and potential impact of changes in the local economy. See "Prime Property Fund Investments" in the SAI for additional information about the current distribution of investments by property type and location.

Prime Property Fund does not have a specified holding period for its properties. The Fund will buy and sell properties at any time. In general, however, we seek to hold properties for long-term investment.

Prime Property Fund also may invest in: (1) construction and mortgage loans receivable; (2) notes receivable; (3) developmental properties and (4) forward commitments (an agreement to purchase property upon completion of construction or leasing.) Although there are no limits on the amount the Fund can invest in any one property, we do not intend to invest more than 10% of the Fund's assets in any one property or in developmental properties.

Prime Property Fund participates in joint venture, particularly with regard to large properties. In general, co-venturers will be real estate developers, and joint ventures with them may involve property development projects. We seek to form joint ventures with persons and companies who, because of our experience with them or investigation into their financial condition and business history, we regard as experienced and financially responsible. Prime Property Fund may issue construction and mortgage loans on a fixed or variable rate basis in connection with joint ventures in which it participates. If Prime Property Fund issues fixed rate loans, it may seek to stabilize the market value of such loans by engaging in interest rate hedging transactions, to the extent permitted under applicable regulatory requirements.

Prime Property Fund also may engage in transactions and invest in properties other than or in addition to those described above, including commercial mortgaged backed securities (CMBS) and shares in real estate investment trusts (REITs).

Prime Property Fund may use various forms of mortgage financing in connection with its real estate activities. There is no limit on mortgage indebtedness with respect to any one property.

Prime Property Fund may also borrow money in order to:

     o    acquire new properties;

     o    improve existing investments;

     o    provide working capital for repairs and improvements; and

     o    meet other cash flow requirements.


Prime Property Fund may use mortgage financing to acquire properties, may mortgage properties after acquisition, may acquire properties subject to mortgages and may enter into joint ventures or other arrangements that require mortgage financing. There is no limit on mortgage indebtedness with respect to any one property. Prime Property Fund may also borrow money in order to acquire new properties or improve existing investments. These borrowings may have recourse to wholly-owned properties or may be secured by the general credit of the Fund and thus have recourse to the entire Fund. During the period from 1989 through 1998 Prime Property Fund's total borrowings secured by wholly-owned properties ranged from [10.4% to 22.2%] of the Fund's total portfolio value. For more information regarding borrowings secured by wholly-owned properties see "Prime Property Fund Investments" in the SAI.

Prime Property Fund does not borrow in order to meet investors' withdrawal requests.

LIQUID ASSETS

The Real Estate Fund seeks to hold enough liquid assets to provide for expected withdrawals, and typically invests between 0% and 15% of its assets in liquid assets. The Real Estate Fund and the Prime Property Fund each may invest in:

     o    units of our Separate Account No. 2A;

     o    government obligations;

     o    short-term commercial paper; and

     o    other money market instruments of the types described above.


These holdings could tend to reduce the investment performance of the Real Estate Fund as compared to the Prime Property Fund or a fund fully invested in real estate.

INVESTMENT RISKS RELATED TO PRIME PROPERTY FUND

Prime Property Fund is subject to the risks generally associated with the ownership of real property, some of which we describe below. These risks could cause the value of Prime Property Fund's real estate and other investments - and, therefore, the value of the its units - to fluctuate.

The risks associated with investing in real property include:

     o    the uncertainty of cash flow;

     o    the need to meet fixed and other obligations;

     o shifts in property values in real estate markets in general and in local markets in particular;

     o adverse changes in economic and social conditions, including demographic trends;

     o    changes in operating expenses, including real estate taxes;

     o    changes in tax, zoning, building, environmental and other laws;

     o    losses due to nonpayment of rent;

     o    uninsured losses; and

     o    other risks beyond our control.

We believe that the large number of properties held in Prime Property Fund and their geographic and use diversification provide a measure of protection against these risks.

Investments in development properties are subject to additional risks, which include cost overruns, construction delays, difficulties in finding suitable tenants and delays in fully renting the property. Joint ventures may be vulnerable to losses as a result of a joint venturer's financial difficulties. In addition, the joint venturer may at times have objectives that are contrary to those of Prime Property Fund. Construction loans may be vulnerable to losses due to a developer's financial difficulties. In general, construction loans will not be personal obligations of the borrower, and Prime Property Fund will look solely to the underlying property in case of default. Other liens such as mechanics' liens may have priority over Prime Propery Fund's security interest in the property.

SPECIAL RISKS RELATED TO THE REAL ESTATE FUND

LIQUIDITY

There is no assurance that the Real Estate Fund will have sufficient liquidity to make distributions and transfers when requested under the Program or when required by law. From 1991 to June 1994 the Real Estate Fund used substantially all of its available cash flow and liquid assets to pay participant withdrawal requests, and withdrawal requests were being delayed in accordance with our procedures. As of the date of this prospectus, the Real Estate Fund has sufficient liquidity and is paying participant withdrawals on a current basis.

Further, we may restrict the Real Estate Fund's withdrawals from Prime Property Fund, if we reasonably believe it necessary to protect the interests of other participants in Prime Property Fund. We have restricted withdrawals from Prime Property Fund from time to time.

The procedures we use for any delayed distributions or transfers from the Real Estate Fund are described under "Procedures for Withdrawals, Distributions and Transfers--Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI.

[Sidebar: You may redeem Real Estate Fund units once each quarter. Payments to you may be delayed.]

You should also understand that you may only redeem your Real Estate Fund units after the end of a calendar quarter. We process redemption requests after we know the value of Prime Property Fund for the last day of that quarter and have determined the value of Real Estate Fund units. This determination normally occurs five to ten days into the succeeding month. If you are taking a distribution or transfer from the Real Estate Fund, the amount distributed will not reflect any change in the net value of Prime Property Fund assets attributable to the period between the last day of the quarter and the day your redemption occurs. Please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for withdrawals, Distributions and Transfers" in the SAI.

Because an investment in the Real Estate Fund involves substantial risk and could deny you immediate access to your investment, you may wish to limit your investment in the Real Estate Fund, particularly as you near retirement.

INSURANCE RISKS

We believe that our all-risk (property) casualty insurance would provide adequate compensation for accidental loss of property value, except for losses in California resulting from earthquakes. Our insurance against earthquake loss in California is limited to: (1) $310 million per occurrence and (2) $310 million aggregate annually for all our California properties, including Prime Property Fund properties. We believe that the amount of earthquake insurance we carry is reasonable in light of the types of coverage available at acceptable prices and based on probable maximum loss analysis. Prime Property Fund's properties are also covered under a commercial general liability and umbrella policy that we believe is adequate for the portfolio in view of the types of coverage currently available at acceptable prices.

CONFLICTS OF INTEREST

Lend Lease makes property acquisitions for us, our clients, and for itself and its clients. Before acquisition, properties are allocated among Prime Property Fund, our other separate accounts (both pooled and single-client accounts), our general account, Lend Lease's own account, and Lend Lease 's advisory accounts. Two or more of those accounts may share some of those properties. Prime Property Fund does not now share any properties with any of our other accounts. We also may have interests in properties held in our general account or in other accounts we manage that may be affected by the acquisition, operations or sale of Prime Property Fund properties. One or more of these situations could give rise to conflicts of interest among Prime Property Fund and these other accounts, including our accounts.

Lend Lease seeks to allocate properties among the accounts based on the accounts' investment policies, size, liquidity and diversification requirements, current availability of funds, current portfolio holdings and annually established investment goals. Lend Lease's recommendations as to the allocation of properties are reviewed and approved by the Allocation Committee of the Lend Lease Board of Directors. With limited exceptions, the Allocation Committee has final authority over the allocation of investment properties for all of our accounts.

Lend Lease manages some of the properties held in Prime Property Fund pursuant to an exemption issued by the U.S. Department of Labor. Lend Lease charges market level fees, including a profit, for the services provided. During 1998, Lend Lease and its subsidiaries were paid $[ ] million for property management services.

Further, the value of the Real Estate Fund's investments depends heavily on the estimated market values of properties held by Prime Property Fund. See "How We Value Your Account." We base those estimates on our periodic reappraisals of the properties. Our fees will tend to increase as those appraised values increase. There is no assurance that any of the properties will ultimately be sold for their appraised values.

Finally, Lend Lease also may postpone withdrawals from Prime Property Fund under certain circumstances within our discretion (see "Special Risks Related to the Real Estate Fund-Liquidity"). These circumstances include a reasonable determination by us not to sell properties. Lend Lease's fees depend on the aggregate value of net assets held in Prime Property Fund.

THE GUARANTEED OPTIONS

You can choose from among three different guaranteed options:

     o    two GRAs guaranteed by major insurance companies, or

     o our Money Market Guarantee Account held in one of our separate accounts and guaranteed by us.


Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

GUARANTEED RATE ACCOUNTS

You can choose from a GRA that matures in three years (3-year GRA) or a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate then in effect when your contribution is credited. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and Expenses."

You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. You may call the AIM System to obtain the current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature Withdrawals and Transfers from a GRA" in the SAI.

RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

As a general matter, prior to a GRA's maturity you may not:

          remove amounts from a GRA;

          make transfers from one GRA to another investment option; or

          use GRA amounts to obtain a plan loan, for hardship or in-service withdrawals, to receive benefits from a terminated plan or to transfer amounts to a new plan.

Withdrawals from a GRA may be made before maturity if you are disabled, you attain age 70 1/2, or you die. Certain other withdrawals from a GRA prior to maturity are permitted, but may be subject to a penalty. See "Premature Withdrawals and Transfers" from a GRA in the SAI.

THE GRA GUARANTEES

John Hancock Mutual Life Insurance Company ("John Hancock") guarantees all contributions allocated to GRA's after July 31, 1998. These contributions are invested until maturity through [two] group annuity contracts that John Hancock Mutual issued to the ADA Trustees. John Hancock is a Massachusetts mutual life insurance company with home offices at John Hancock Place, Boston, Massachusetts 02117. Founded in 1862, John Hancock had assets of approximately [$___] billion in its general account as of December 31, 1998. John Hancock and its subsidiaries had assets under management as of December 31, 1998 of approximately [$___] billion.

The ADA Trustees may arrange for other carriers to provide GRAs at any time. All references in this prospectus and the SAI to the Guaranteed Rate Accounts" or to a "GRA" or "GRAs" shall be deemed to refer to the GRAs provided by John Hancock or any other carrier which previously provided or may in the future provide Program GRAs, as appropriate. All GRAs invested in prior to July 31, 1998, remain invested through maturity with the insurance company that provided that GRA.

Withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by other carriers are subject to Equitable's receipt of the proceeds of such GRA from the other carriers.

MONEY MARKET GUARANTEE ACCOUNT

All contributions to the Money Market Guarantee Account earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. Contributions may be made at any time and will earn the current rate from the day after the contribution is credited through the end of the month or, if earlier, the day of transfer or withdrawal. Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn. You may call the AIM System to obtain the current monthly rate.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers.

THE MONEY MARKET GUARANTEE ACCOUNT GUARANTEE

We guarantee the amount of your contributions to the Money Market Guarantee Account and the interest credited. We hold assets in our Separate Account No. 43 sufficient to pay all principal and accrued interest under the Money Market Guarantee Account option, less applicable fees, as required by law. Assets we hold in Separate Account No. 43 attributable to ADA participants are available to Program participants who have allocated amounts to the Money Market Guarantee Account. We may not use these amounts to satisfy obligations that may arise out of any other business we conduct. If the assets in Separate Account No. 43 are insufficient to provide for payment of all principal and accrued interest under the Money Market Guarantee Account, we will transfer additional assets into Separate Account No. 43 to make up for any shortfall. We may remove assets from Separate Account No. 43 that are in excess of those attributable to the combined account values of all ADA participants.

CALCULATION OF OUR RATES

The interest rate we credit to the Money Market Guarantee Account approximates:

     (1) the average over each calendar year of "domestic prime" money market funds (funds with the highest quality investments); plus

     (2) an amount which approximates the average expenses deducted from such funds; less

     (3) .15% (Administration Fee) and the applicable Program Expense Charge. See "Charges and Expenses."


On January 1 each year we set an annual minimum interest rate for Money Market Guarantee Account. The minimum guaranteed interest rate for 1999 is [2.5%] (before applicable asset-based fees).

HOW WE VALUE YOUR ACCOUNT BALANCE IN THE INVESTMENT FUNDS

FOR AMOUNTS IN THE EQUITY FUNDS

When you invest in an Equity Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

On any given day, your account value in any Equity Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Equity Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Equity Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

For a description of how Equity Fund unit values are computed, see "How We Compute Unit Values for the Funds" in the SAI.

FOR AMOUNTS IN THE REAL ESTATE FUND

The day on which the Real Estate Fund unit value is determined depends each month on the day on which the value of Prime Property Fund is known. Prime Property Fund is valued only once each month, as of the last business day of the month. However, that value is normally not know until several days later because financial data must be calculated and reported from properties located throughout the country. When this process is completed, units of the Real Estate Fund are valued. During the period between the end of the month and the day on which the Real Estate fund units are valued, which normally ranges from five to ten days, the value of Prime

Property Fund real estate assets from the end of the preceding month may change, income will accrue and expenses will be incurred.

The Real Estate Fund accepts contributions and transfers only one day each month. When you invest in the Real Estate Fund, your contribution or transfer is first placed in the Money Market Guarantee Account. On the next day that the Real Estate Fund accepts contributions, your contribution or transfer, plus accrued interest, is used to purchase units in the Real Estate Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Real Estate Fund. Note that the net value of Prime Property Fund's investments as of the end of the preceding month may increase or decrease before your purchase of Real Estate Fund units takes place. As a result, the procedure described above will tend to favor Real Estate Fund units being purchased to the extent that there have been net increases in the value of the underlying net assets between the end of the month and the date of the valuation. It will have the opposite effect to the extent of any decreases in the net assets during this period.

You may change your mind about investing in the Real Estate Fund, but only if you advise us in writing before a transfer is made to the Real Estate Fund. You should tell us that the money being held in the Money Market Guarantee Account is no longer designated for investment in the Real Estate Fund. You also should enclose a transfer form telling us where that money is to be allocated. We must receive your instructions by the close of business on the day the transfer is to occur. Because the transfer date varies from month to month, we cannot ensure that your instructions will be effective unless we receive them by the first day of the month.

For a description of how Real Estate Fund unit values are computed, see "How We Determine Unit Values for the Funds" in the SAI.

TRANSFERS AND ACCESS TO YOUR ACCOUNT

TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Master Plan. Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the Money Market Guarantee Account and the Growth Equity Fund, are permitted at any time. Transfers from the Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund and Lifecycle Funds are permitted at any time except if there is any delay in redemptions from the Underlying Mutual Fund or, with respect to the Lifecycle Funds, the Lifecycle Fund Group Trusts in which they invest.

Transfers to and from the Real Estate Fund are subject to special rules, which are described in detail under "Procedures for Withdrawals, Distributions and Transfers -- Special Rules for Distributions and Transfers from the Real Estate Fund" in the SAI and referred to under "The Program."

OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM

Participants may use our automated AIM System to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use the AIM System, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the AIM System. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

[Sidebar: A business day is any day on which both the New York Stock Exchange and we are open, and generally ends at 4:00 p.m. Eastern Time. We may, however, close due to emergency conditions.]

PARTICIPANT LOANS

Participants loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer.

Loans are subject to restrictions under Federal tax laws and ERISA. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Real Estate Fund, or from the Guaranteed Rate Accounts prior to maturity. If a participant is married, written spousal consent will be required for a loan.

If you are a sole proprietor, 10% ore more partner, or a shareholder-employee of an S Corporation who owns more than 5% of the shares (or a family member of any of the above as defined under Federal income tax laws, you presently may not borrow from your vested account balance without first obtaining a prohibited transaction exemption from the Department of Labor. Participants should consult with their attorneys or tax advisors regarding the advisability and procedures for obtaining such an exemption.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must pay the interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

CHOOSING BENEFIT PAYMENT OPTIONS

The Program offers a variety of benefit payment options. If you are a participant in a self-directed or individually-designed plan, ask your employer for details. Your plan may allow you a choice of one or more of the following forms of distribution:

     o    Qualified Joint Survivor Annuity

     o    Lump Sum Payment

     o    Installment Payments

     o    Life Annuity

     o    Life Annuity -- Period Certain

     o    Joint and Survivor Annuity

     o    Joint and Survivor Annuity -- Period Certain

     o    Cash Refund Annuity

All of these options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

[Sidebar: The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the Growth Equity Fund.]

See "Types of Benefits" in the SAI for detailed information regarding each of the benefit payout options, and "Procedures for Withdrawals, Distributions and Transfers" in the SAI.

Fixed annuities are available from insurance companies selected by the Trustees. Upon request, we will provide fixed annuity rate quotes available from one or more such companies. Participants may instruct us to withdraw all or part of their account balance and forward it to the annuity provider selected. Once we have distributed that amount to the company selected, we will have no further responsibility to the extent of the distribution.

We provide the variable annuity options. Payments under variable annuity options reflect investment performance of the Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. In most cases an annuity administrative charge of $350 will be deducted from the amount used to purchase an annuity from Equitable. Annuities purchased from other providers may also be subject to fees and charges.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, federal law generally requires payment of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless [you and] your spouse [have] properly waived that form of payment in advance. Please see "Spousal Consent Requirements" under "Types of Benefits" in the SAI.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin within one year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to the date the participant would have attained age 70 1/2 or, if later, one year after the participant's death, or (3) the spouse may be able to roll over all or part of the death benefit to a traditional individual retirement arrangement. If, at death, a participant was already receiving benefits, the beneficiary can continue to receive benefits based on the payment option selected by the participant, subject to the IRS minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal Consent Requirements" under "Types of Benefits" in the SAI.

Under the Master Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the Money Market Guarantee Account unless the beneficiary gives us other written instructions. The balance in the Real Estate Fund will be treated as a Priority 1 distribution and will be scheduled for transfer to the Money Market Guarantee Account following the last day of the next quarter. See "Special Risks Related to the Real Estate Fund."

THE PROGRAM

The American Dental Association Members Retirement Program consists of several types of retirement plans and two retirement plan Trusts, the Master Trust and the Pooled Trust. Each of the Trusts invests exclusively in the group annuity contracts described in this prospectus. The Program is sponsored by the ADA, and the Trustees under the Master and Pooled Trusts are the members of the Council on Insurance of the ADA (the "Trustees"). The Program had ______ participants and $___ billion in assets at December 31, 1998.

This section explains the ADA Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Participation Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer.

ELIGIBLE EMPLOYERS

You can adopt the Program if you or at least one of your partners or other shareholders is a member of: (1) the ADA, (2) a constituent or component society of the ADA, or (3) an ADA-affiliated organization. Participation by an affiliated organization must first be approved by the ADA's Council on Insurance. Certain code limitations will apply to constituent or component societies.

Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How To Reach Us -Information on Joining the Program" on page 2 of the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

          o Choose, the MASTER PLAN - which automatically gives you a full range of services from Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Master Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

          [Sidebar: The Master Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional 401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both.]

          o Choose the SELF-DIRECTED PROTOTYPE PLAN - which gives you added flexibility in choosing investments. This is a defined contribution prototype plan which can be used to combine the Program investment options with your own individual investments such as stocks and bonds. With this plan you must adopt our Pooled Trust and maintain a minimum balance of $25,000 at all times.

               You must arrange separately for plan level accounting and brokerage services. We provide recordkeeping services only for plan assets held in the Pooled Trust. You can use any plan recordkeeper or you can arrange through us to hire Trust Consultants, Inc. at a special rate. You can also arrange through us brokerage services from our affiliate, DLJ Direct, at special rates or use the services of any other broker.

          [Sidebar: The Pooled Trust is an investment vehicle used with individually designed qualified retirement plans. It can be used for both defined contribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.]

          o Maintain your own INDIVIDUALLY DESIGNED PLAN - and use our Pooled Trust for investment options in the Program and your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose the Master Plan, you must complete a Participation Agreement. If you have your own individually designed plan and wish to use the Pooled Trust as an investment vehicle, the trustee of your plan must complete a Participation Agreement.

If you choose the Self-Directed Prototype Plan, you must complete the Prototype Plan adoption agreement as well as a Participation Agreement in order to use the Pooled Trust.

As an employer, you are responsible for the administration of the plan you choose. If you have a Self-Directed Prototype Plan, you are also responsible for appointing a plan trustee. Please see "Your Responsibilities as Employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS

Contributions must be a check drawn on a bank in the U.S. clearing through the Federal Reserve System, in U.S. dollars, and made payable to The ADA Retirement Trust. All contribution checks should be sent to Equitable at the address shown "For Contribution Checks Only" in the "Information Once You Join the Program" section under "How to Reach Us" on page 2 of this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

All contributions must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program.

The Real Estate Fund will accept contributions and effect transfers only one day a month. See "The Real Estate Fund."

There is no minimum amount which must be contributed for investment if you adopt the Master Plan, or if you have your own individually designed plan that uses the Pooled Trust. If you adopt our self-directed prototype plan, you must, as indicated above, keep at least $25,000 in the Pooled Trust at all times.

ALLOCATING PROGRAM CONTRIBUTIONS

Under the Master Plan participants make all of the investment decisions.

Investment decisions in the Self-Directed Prototype Plan and individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. IF WE DO NOT RECEIVE ADEQUATE INSTRUCTIONS, WE WILL ALLOCATE YOUR CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT UNTIL WE ARE PROPERLY INSTRUCTED OTHERWISE.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Contributions as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Master Plan, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfer of plan assets are effective the business day after we receive all items we require, including check and instructions, and a new or amended plan opinion letter.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules Applicable to Participant Distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax Information."

AMOUNTS IN THE EQUITY FUND AND MONEY MARKET GUARANTEE ACCOUNT. These are generally available for distribution at any time, subject to the provisions of your plan. However, there may be a delay for withdrawals from the Aggressive Equity Fund, ADA Foreign Fund, or the Lifecyle Funds if there is any delay in redemptions from the related Underlying Mutual Fund, or with respect to the Lifecycle Funds, from the Lifecycle Fund Group Trusts in which they invest.

GUARANTEED RATE ACCOUNTS. Withdrawals generally may not be taken from GRAs prior to maturity. See "Guaranteed Rate Accounts."

                              --------------------


Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

DISTRIBUTION AND TRANSFERS FROM THE REAL ESTATE FUND. Under the Master Plan, distributions from the Real Estate Fund are made only after the amount to be withdrawn has been transferred to another investment option and a confirmation of the transfer has been sent to the recipient. Distributions from the Real Estate Fund are made directly to participants in an individually-designed plan or the Prototype Self-Directed Plan and are payable only in a single sum. See "Procedures for Withdrawals, Distributions and Transfers--Special Rules for Distributions and Transfers From the Real Estate Fund" and "Tax Information" in the SAI.

All distributions and transfers from the Real Estate Fund are subject to a minimum wait of one calendar quarter. Payments are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed forms requesting the distribution or transfer, but they may be delayed. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.

The Real Estate Fund may not have enough liquid assets to pay all withdrawals when requested. If liquid assets are insufficient to pay all requested withdrawals, withdrawal requests are prioritized according to the nature of the distribution. For an explanation of how our "Priority 1" and "Priority 2" distribution procedures operate, please see "Special Rules for Distributions and Transfers from the Real Estate Fund" under "Procedures for Withdrawals, Distributions and Transfers" in the SAI. Also see "Special Risks Related to the Real Estate Fund" in the prospectus.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS

In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax Information" in this prospectus and the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.

In general, under the Master Plan or our Self-Directed Prototype Plan, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit Payment Options" under "Transfers and Access to Your Money," and "Tax Information" for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Under the Master Plan, self-employed persons may generally not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to a separation from service.

PERFORMANCE INFORMATION

The investment performance of the Equity Funds and the Real Estate Fund reflects changes in unit values experienced over time. The unit value calculations for the Funds include all earnings, including dividends and realized and unrealized capital gains. Unlike the typical mutual fund, the Funds reinvest, rather than distribute, their earnings.

The following tables show the annual percentage change in Fund unit values, and the average annual percentage change in Fund unit values, for the ten years ended December 31, 1998. You may compare the performance results for each Fund with the data presented for certain unmanaged market indices, or "benchmarks."

Performance data for the benchmarks do not reflect any deductions for investment advisory, brokerage or other expenses of the type typically associated with an actively managed investment fund. This overstates their rates of return and limits the usefulness of the benchmarks in assessing the performance of the Funds. The benchmark results have been adjusted to reflect reinvestment of dividends and interest for greater comparability. The benchmarks are:

o Standard and Poor's 500 Index ("S&P 500")--a weighted index of the securities of 500 companies widely regarded by investors as representative of the stock market.

o Russell 2000 Index ("Russell 2000")--a broadly diversified small capitalization index of the approximately 2,000 smallest stocks within the Russell 3000 Index. The Russell 3000 Index consists of the largest 3,000 publicly traded stocks of U.S. domiciled corporations and includes large, medium and small capitalization stocks.

o Morgan Stanley Capital International EAFE Index ("EAFE")--an index of the securities of over 1,000 companies traded on the markets of Europe, Australia, New Zealand and the Far East.

o Lehman Government/Corporate Bond Index ("Lehman")--an index widely regarded as representative of the bond market.

o Salomon Brothers 3-Month T-Bill Index ("Salomon 3 Mo. T-Bill")--an index of direct obligations of the U.S. Treasury which are issued in maturities between 31 and 90 days.

o Consumer Price Index (Urban Consumers--not seasonally adjusted) ("CPI")--an index of inflation that can be used as a non-securities benchmark.

The annual percentage change in unit values represents the percentage increase or decrease in unit values from the beginning of one year to the end of that year. The average annual rates of return are time-weighted, assume an investment at the beginning of each period, and include the reinvestment of investment income.

Historical results are presented for the Funds for the periods during which the Funds were available under the Program. Hypothetical results were calculated for prior periods. In the case of the Aggressive Equity Fund, hypothetical results are shown for years before 1996, because the ADA Program did not begin to invest in the MFS Emerging Growth Fund until December 1, 1995. For the Equity Index Fund, no results are presented for periods prior to 1993, as the SSgA S&P 500 Index Fund began operations during 1992. 1995 performance data for the Lifecycle Funds is shown for the period when the Funds commenced operations on May 1, 1995 through December 31, 1995.

THE PERFORMANCE SHOWN DOES NOT REFLECT ANY RECORD MAINTENANCE AND REPORT OR ENROLLMENT FEES. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS OR UPON DISTRIBUTION. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

ANNUAL PERCENTAGE CHANGE IN FUND UNIT VALUES

                            GROWTH     AGGRESSIVE
                            EQUITY       EQUITY*

                 1998
                 1997       26.2%         19.8%

                 1996        17.0         13.8

                 1995        31.1         40.2

                 1994        _2.3          4.0

                 1993        18.7         23.4

                 1992        0.6          10.8

                 1991        51.1         86.4

                 1990       _11.9         _3.3

                 1989        43.9         26.0


(RESTUBBED TABLE CONTINUED FROM ABOVE)


  ADA       EQUITY      LIFECYCLE       LIFECYCLE        REAL       S&P       RUSSELL      EAFE       LEHMAN      SALOMON      CPI
FOREIGN*    INDEX*        FUND--          FUND--        ESTATE       500        2000                               3 MO.
                       CONSERVATIVE      MODERATE                                                                  T-BILL
  5.9%      31.7%          9.9%           16.1%          9.3%      33.4%       22.4%       1.8%        9.8%        5.2%       1.9%

  16.8       21.3          4.3             10.6          0.2        23.0       16.5         6.1        2.9          5.3        3.3

  10.0       35.1          5.9             10.1          4.4        37.5       28.4        11.2        19.2         5.7        2.9

  _0.6       0.7            --              --           3.6        1.3        _1.8         7.8        _3.5         4.2        2.7

  33.4       6.4            --              --           _3.2       10.0       18.9        32.6        11.0         3.1        2.7

  _0.6        --            --              --           _5.2       7.6        18.4        _12.2       7.6          3.6        2.9

  17.3        --            --              --           _8.7       30.5       46.1        12.5        16.1         5.8        3.0

  _3.8        --            --              --           2.0        _3.1       _19.5       _23.2       8.3          7.9        6.2

  29.6        --            --              --           8.1        31.7       16.3        10.8        14.2         8.7        4.6

*Hypothetical results, in italics, are based on underlying mutual fund performance before the inception of the respective Funds.

                           AVERAGE ANNUAL PERCENTAGE CHANGE IN FUND UNIT VALUES-
                                       YEARS ENDING DECEMBER 31, 1998




                               GROWTH      AGGRESSIVE
                                EQUITY       EQUITY*

                  1 YEAR        26.2%         L9.8%

                 3 YEARS        24.7          24.1

                 5 YEARS        17.6          19.7

                 10 YEARS       17.5          20.8


(RESTUBBED TABLE CONTINUED FROM ABOVE)


  ADA        EQUITY      LIFECYCLE         LIFECYCLE       REAL        S&P      RUSSELL      EAFE     LEHMAN      SALOMON       CPI
FOREIGN*      INDEX*       FUND--            FUND--        ESTATE      500        2000                              3 MO.
                        CONSERVATIVE        MODERATE                                                               T-BILL
 5.9%         31.7%        9.9%              16.1%         9.3%       33.4%      22.4%       1.8%      9.8%         5.2%       1.9%

 10.8         29.2          N/A               N/A           4.6       31.2        22.3       6.3       10.4         5.4         2.6

 12.5         18.6          N/A               N/A           2.8       20.3        16.4       11.4       7.6         4.7         2.6

 12.2          N/A          N/A               N/A           1.4       18.1        15.8       6.3        9.1         5.6         3.4



*Hypothetical results, in italics, are based on underlying mutual fund performance before the inception of the respective Funds.

HOW WE CALCULATE PERFORMANCE DATA

The Growth Equity Fund performance reflects actual investment experience and the deduction of asset-based charges actually incurred by Separate Account No. 4 (Pooled) under the Program.

The Aggressive Equity Fund has invested in the Class A shares of MFS Emerging Growth Fund since September 13, 1993, when those shares were first offered for sale. Prior to that date, and from December 1, 1995, the Aggressive Equity Fund invested in Class B shares of MFS Emerging Growth Fund. The Class B and Class A shares are identical, except that the Class B shares have higher class-related expenses than the Class A shares.

Until December 1, 1995, when it became Separate Account No. 200, the Aggressive Equity Fund had been part of our Separate Account No. 3 (Pooled) that has its own managed portfolio of securities. As the Class A and Class B shares of MFS Emerging Growth Fund represent interests in the same pool of investments, we have shown hypothetical results for the Aggressive Equity Fund for all periods before December 1, 1995, based on the actual performance of the Class B shares. The results shown are adjusted for the Program expense charge and expenses incurred by the Aggressive Equity Fund when it was part of Separate Account No. 3 (Pooled). Because the expenses of the Class B shares are higher than the Class A shares, the performance shown for periods before September 13, 1993 would have been higher if Class A shares were available.

The ADA Foreign Fund began operations as Separate Account No. 191 on March 2, 1992. Until May 1, 1996, it invested approximately 95% of its assets in Class A (formerly Class I) shares of Templeton Foreign Fund and the balance in an Equitable short-term investment account, Separate Account No. 2A. Since May 1, 1996, the ADA Foreign Fund has been 100% invested in Class A shares of Templeton Foreign Fund. The results shown in the tables for periods prior to March 2, 1992, are hypothetical results and are based on the investment of 100% of the ADA Foreign Fund's assets in Templeton Foreign Fund, consistent with the current investment policy of the Fund. For the hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical experience of the Templeton Foreign Fund.

The Equity Index Fund began operations as Separate Account No. 195 on February 1, 1994. For prior periods hypothetical results are shown. The results reflect the actual performance of SSgA S&P 500 Index Fund beginning with 1993, the first full year after that mutual fund began operations. For these hypothetical calculations we have applied the Program expense charge during those periods plus .15% in estimated other expenses to the historical investment experience of the SSgA S&P 500 Index Fund.

The Lifecycle Fund--Conservative and the Lifecycle Fund--Moderate performance shown reflects actual investment performance of Separate Account No. 197 and Separate Account No. 198 for the period beginning May 1, 1995, when the Funds commenced operations.

The Real Estate Fund performance shown reflects actual investment experience and the deduction of asset-based charges actually incurred by Separate Account No. 30 (Pooled) under the Program during the periods indicated.

CHARGES AND EXPENSES

You will incur two general types of charges under the Program:

     (1) Charges imposed on amounts invested in the Program -- these apply to all amounts invested in the Program (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the investment funds or as reductions from the rates credited to the guaranteed options.

     (2) Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate investment funds and the dollars in the guaranteed options.

For the Real Estate Fund, we base the number of units deducted on the last unit value determined prior to the date of deduction. We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.

CHARGES BASED ON AMOUNTS INVESTED IN THE PROGRAM

PROGRAM EXPENSE CHARGE

We assess the Program expense charge against the combined value of Program assets in all the investment options. The purpose of this charge is to cover the expenses that we and the ADA incur in connection with the Program.

                                      ANNUAL PROGRAM EXPENSE CHARGE*

VALUE OF PROGRAM ASSETS        EQUITABLE            ADA             TOTAL
-------------------------------------------------------------------------------

First $400 million               .620%             .025%            .645%
-------------------------------------------------------------------------------

Over $400 million                 .620              .020             .640
-------------------------------------------------------------------------------


*The Program expense charge is determined by negotiation between us and the Trustees. The charge is primarily based on a formula that gives effect to total Program assets and the number of plans enrolled in the Program. Currently, the portion paid to the ADA has been reduced to 0.015% for all asset levels, but the ADA's portion could be increased in the future. For the 12 months beginning May 1, 1998, the total Program expense charge is 0.635%.

For investment options other than GRAs, the Program expense charge is calculated based on Program assets on January 31 in each year, and is charged at a monthly rate of 1/12 of the relevant annual charge.

For GRAs, the Program expense charge is calculated based on Program assets on January 31 of each year, and is charged at a constant daily rate of 1/365 of the relevant annual charge until maturity. [Subsequent changes in the Program expense charge will not be reflected in the charge against closed GRAs.] In addition to the Program expense charge, we charge an annual investment accounting fee of 0.02% on all amounts of Program assets invested in GRAs issued after February 1992. This fee is reflected in the interest rates credited to the GRAs and is calculated and charged in the same manner as the Program expense charge.

We apply our portion of the Program expense charge toward the cost of maintenance of the investment options, promotion of the Program, commissions, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. The ADA's part of this fee covers developmental and administrative expenses incurred in connection with the Program. The ADA Trustees can direct us to raise or lower the ADA's part of this fee to reflect their expenses in connection with the Program. During 1998 we received $[ ] and the ADA received $[ ] under the Program expense charge then in effect.

INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

The computation of unit values for each investment fund also reflects fees charged for investment management and administration. These charges are based on the amount of Program assets in the investment fund at the end of the second month prior to the day on which the calculation is being made. The monthly charges are 1/12 of the following amounts:

                                                                                     TYPE OF FEE
                                                             -----------------------------------------------------------

                                        VALUE OF PROGRAM
                                           FUND ASSETS            INVESTMENT
                FUND                                              MANAGEMENT           ADMINISTRATION         TOTAL
------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                   First $100 million               .29%                   .15%              .44%
                                     Over $100 million                .20                    .15               .35

------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Fund               All amounts                      --                   .15(1)             .15(1)

------------------------------------------------------------------------------------------------------------------------
ADA Foreign Fund                     All amounts                      --                   .15(2)             .15(2)

------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                    All amounts                      --                     .15               .15

------------------------------------------------------------------------------------------------------------------------
Lifecycle Fund--Conservative          All amounts                      --                     .15               .15

------------------------------------------------------------------------------------------------------------------------
Lifecycle Fund--Moderate              All amounts                      --                     .15               .15

------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                     First $50 million               1.10                    .25               1.35
                                     Next $25 million                1.00                    .25               1.25
                                     Over $75 million                 .95                    .25               1.20
------------------------------------------------------------------------------------------------------------------------

(1) We currently waive the .15% administration fee that applies to the Aggressive Equity Fund. MFS Funds Distributors, Inc., however, pays us an annual amount of up to 0.25% of the average daily net assets of the ADA Program invested in the MFS Emerging Growth Fund. We use this payment to defray administrative expenses associated with the Program's operations and to fund Program enhancements. The waiver and payment agreement are expected to be in effect for an indefinite period, but both are subject to termination by either party upon notice.

(2) We waive the .15% administration fee for the ADA Foreign Fund in view of the payment we receive under the Templeton Foreign Fund Class A Rule 12b-1 Plan. The fee under the Rule 12b-1 Plan is at an annual rate not to exceed .25% of the Templeton Foreign Fund's Class A assets. We use this payment for administrative expenses associated with the Program's operations and to fund Program enhancements. We also receive a recordkeeping fee of up to $12, per participant, per year from Templeton.

As part of our administrative functions, we maintain records for all portfolio transactions and cash flow control, calculate unit values, monitor compliance with the New York Insurance Law and supervise custody matters for all the Equity Funds.

The Real Estate Fund pays us a fee for managing that Fund and the underlying Prime Property Fund. We impose no additional fees for our management of Prime Property Fund. The services we provide to the Real Estate Fund include monitoring the Real Estate Fund's holdings and liquidity. The services we provide to Prime Property Fund include selecting real properties for purchase and sale, managing some properties, selecting managers for other properties, appraising the properties, accounting for receipts and disbursements for the properties, and servicing any loans issued by Prime Property Fund. The administration fee is to reimburse us for the additional expenses involved in administering that Fund.

OTHER EXPENSES BORNE BY THE INVESTMENT FUNDS

Certain other expenses are charged directly to the investment funds. These include SEC filing fees and certain related expenses such as printing of SEC filings, prospectuses and reports, mailing costs, custodians' fees, financial accounting costs, outside auditing and legal expenses, and other costs related to the Program.

The Aggressive Equity, ADA Foreign and Equity Index Funds purchase and redeem shares in the MFS Emerging Growth Fund, Templeton Foreign Fund and SSgA S&P 500 Index Fund, at net asset value. The net asset value reflects charges for management, audit, legal, shareholder services, transfer agent and custodian fees. For a description of charges and expenses assessed by the MFS Emerging Growth Fund, Templeton Foreign Fund and the SSgA S&P 500 Index Fund, which are indirectly borne by the Funds, please refer to the prospectuses for each of these Underlying Mutual Funds.

The Lifecycle Funds--Conservative and Moderate purchase and redeem units in the Lifecycle Fund Group Trusts--Conservative and Moderate, respectively, at net asset value. The net asset value reflects charges for investment management, audit, legal, custodian and other fees. By agreement with the ADA Trustees, we impose a charge at the annual rate of .03% of the value of the respective assets of the Lifecycle Funds--Conservative and Moderate. This charge compensates us for additional legal, accounting and other potential expenses resulting from the inclusion of the Lifecycle Fund Group Trusts and Underlying State Street Funds among the investment options described in this prospectus. For a description of charges and expenses assessed by the Lifecycle Fund Group Trusts, which are indirectly borne by the Lifecycle Funds, please refer to our separate prospectus for the Lifecycle Funds.

PLAN AND TRANSACTION EXPENSES

ADA RETIREMENT PLAN, PROTOTYPE SELF-DIRECTED PLAN AND
INDIVIDUALLY-DESIGNED PLAN FEES

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee from each participant's Account Balance. This fee is:

         ADA Members Retirement Plan participants         $3 per quarter
         Self-Directed Prototype Plan participants        $3 per quarter
         Investment Only                                  $1 per quarter

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

PROTOTYPE SELF-DIRECTED PLAN FEES. Employers who participate in our Prototype Self-Directed Plan incur additional fees not payable to us, such as brokerage and administration fees.

INDIVIDUAL ANNUITY CHARGES

ANNUITY ADMINISTRATIVE CHARGE. If a participant elects a variable annuity payment option, we deduct a $350 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment. Annuities purchased from other providers may also be subject to fees and charges.

CHARGE FOR APPLICABLE TAXES. In certain jurisdictions, amounts used to purchase an annuity are subject to charges for premium or other applicable taxes (rates currently range up to 5%). Taxes depend, among other things, on your place of residence, applicable laws and the form of annuity benefit you select. We will deduct such charges based on your place of residence at the time the annuity payments begin.

GENERAL INFORMATION ON FEES AND CHARGES

We may change our investment management fees if we give the ADA Trustees 90 days notice and comply with the conditions of our group annuity contract. We may change the other fees and charges described above at any time with the ADA's consent. During 1998 we received total fees and charges under the Program of $[ ].

TAX INFORMATION

In this section, we briefly outline current federal income tax rules relating to adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI. We do not discuss the effect, if any, of state tax laws that may apply. For tax advice, we suggest that you consult your tax advisor.

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of qualified retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may also change. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally speaking, only your post-tax contributions, if any, are not taxed when distributed.

LUMP SUM DISTRIBUTIONS. If we distribute your benefits to you in a lump sum after you have participated in the plan for at least five taxable years, you may be able to use five-year averaging. Under this method, you calculate the tax on the lump sum distribution separately from taxes on any other income you may have during the year. You calculate the tax at ordinary income tax rates in the year of the distribution, but as if it were your only income in each of five years. The tax payable is the sum of the five years' calculations. To qualify for five-year averaging, the distribution must consist of your entire balance in the plan and must occur in one taxable year after you have attained age 59 1/2.
Five-year averaging is available only for one lump sum distribution.

If you were born before 1936, you may elect to have special rules apply to one lump sum distribution. You may elect either ten-year averaging using 1986 rates or five-year averaging using then current rates. In addition, you may elect separately to have the portion of your distribution attributable to pre-1974 contributions taxed at a flat 20% rate.

Effective January 1, 2000, you may no longer use five year averaging on lump sum distributions.

ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan or traditional individual retirement arrangement ("IRA"), or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply unless the distribution is directly transferred to a qualified plan or IRA. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI for a more detailed discussion.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. Amounts that you include in gross income under this rule may also be subject to the additional 10% penalty tax on premature distributions described below. In addition, 20% mandatory federal income tax withholding may also apply.

PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other qualified plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary), (c) distributions due to separation from active service after age 55 and (d) distributions you use to pay deductible medical expenses.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly transferred to a qualified plan or IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible Rollover Distributions and Federal Income Tax Withholding" in the SAI. Under the ADA Master Retirement Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan or our prototype self-directed plan we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.

OTHER TAX CONSEQUENCES

Federal estate and gift and state and local estate, inheritance, and other tax consequences of participation in the Program depend on the residence and the circumstances of each participant or beneficiary. For complete information on federal, state, local and other tax considerations, you should consult a qualified tax advisor.

MORE INFORMATION

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The group annuity contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We or the ADA Trustees may terminate the group annuity contract. If the contract is terminated, we will not accept any further contributions or perform any recordkeeping functions after the date of termination. We then would make arrangements with the ADA Trustees with respect to the assets held in the investment options that we provide, subject to the following:

     o transfers and withdrawals from the Real Estate Fund would continue to be subject to the restrictions described in this prospectus and in the SAI;

     o the ADA Trustees could transfer assets from the Money Market Guarantee Account in installments over a period of time not to exceed two years; however, during that time participants would be permitted to make transfers to funding vehicles provided by another financial institution (other than a money market fund or similar investment); and

     o    amounts allocated to the GRAs would be held until maturity.

If the ADA Trustees make arrangements with us, you may be able to continue to invest amounts in the investment options that we provide and elect payment of benefits through us.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each investment fund is one of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our group annuity contracts with the ADA Trustees. The results of each separate account's operations are accounted for without regard to Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts.

The separate accounts that we call the Growth Equity, Aggressive Equity, ADA Foreign, Equity Index, Lifecycle and Real Estate Funds commenced operations on 1968, 1995, 1992, 1994, 1995, and 1986 respectively. The Aggressive Equity Fund, which was part of our Separate Account No. 3 (Pooled), was transferred on December 1, 1995 to Separate Account No. 200. Because of exclusionary provisions, none of the investment funds is subject to regulation under the Investment Company Act of 1940.

The Aggressive Equity, ADA Foreign, Equity Index and Lifecycle Funds are used exclusively in the ADA Program. The Growth Equity and Real Estate Funds each are

"pooled" funds that are used to fund benefits under the ADA Program and other group annuity contracts, agreements, and tax-deferred retirement programs we administer.

ABOUT OUR YEAR 2000 PROGRESS

[To be supplied.]

ABOUT LEGAL PROCEEDINGS

Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

ABOUT OUR INDEPENDENT ACCOUNTANTS

The following financial statements included in the SAI as well as the following condensed financial information included in the prospectus have been so included in reliance on the report of PricewaterhouseCooper LLP given on the authority of said firm as experts in auditing and accounting.

     o The financial statements for Separate Accounts 4, 191, 200 and 30 as of December 31, 1998 and for each of the two years in the period then ended.

     o The financial statements for Separate Account 8 as of December 31, 1998 and 1997 and for each of the two years in the period ended December 31, 1998.

     o The financial statements for Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998.

     o The condensed financial information for Separate Accounts Nos. 4, 191, and 30 for each of the six years in the period ended December 31, 1998.

     o The condensed financial information for Separate Accounts 195 for each of the five years in the period ended December 31, 1998.

     o The condensed financial information for Separate Accounts 197, 198 and 200 for each of the four years in the period ended December 31, 1998.


REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate Account Balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's web site at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into a Participation Agreement.

APPENDIX I:  CONDENSED FINANCIAL INFORMATION

These selected per unit data and ratios for the years ended December 31, 1998 through 1993 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports included in the SAI. For years prior to 1993, the condensed financial information was audited by other independent accountants. The financial statements of each of the Funds as well as the consolidated financial statements of Equitable are contained in the SAI. The report for the Real Estate Fund includes an explanatory paragraph relating to the appraised valuation of real estate investments. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.

GROWTH EQUITY FUND: SEPARATE ACCOUNT NO. 4 (POOLED)

                                       INCOME AND EXPENSES

                                            EXPENSES                  NET INCOME
YEAR ENDED DEC. 31,         INCOME          (NOTE A)                    (LOSS)

1998
1997                         $1.77           (3.38)                     (1.61)
1996                         $1.56           (2.87)                     (1.31)
1995                         $2.10           (2.28)                     (.18)
1994                         $2.03           (2.03)                      .00
1993*                        $1.97           (1.92)                      .05
1992                         $1.69           (1.75)                     (.06)
1991                         $1.50           (1.52)                     (.02)
1990                         $2.13           (1.16)                      .97
1989                         $1.88           (1.09)                      .79

(Restubbed Table Continued From Above)


                        CAPITAL CHANGES                                        OPERATING STATISTICS
           NET
        REALIZED
           AND                                                                              NUMBER OF
       UNREALIZED        NET        NET ASSET   NET ASSET   RATIO OF     RATIO OF NET         UNITS
          GAINS       INCREASE      VALUE AT     VALUE AT   OPERATING       INCOME         OUTSTANDING
YEAR   (LOSSES) ON   (DECREASE)     BEGINNING     END OF   EXPENSES TO     (LOSS) TO        AT END OF       PORTFOLIO
ENDED  INVESTMENTS     IN UNIT      OF PERIOD     PERIOD   AVERAGE NET    AVERAGE NET         PERIOD         TURNOVER
DEC.    (NOTE B)        VALUE       (NOTE C)     (NOTE D)    ASSETS         ASSETS          (IN 000'S)         RATE
31,
1998

1997      75.28         73.67        280.94      $354.61      1.07%         (.51)%            1,386            62%

1996      42.22         40.91        240.03      $280.94      1.10%         (.50)%            1,435            105%

1995      57.14         56.96        183.07      $240.03      1.07%         (.08)%            1,456            108%

1994     (4.23)        (4.23)        187.30      $183.07      1.11%          .00%             1,441            91%

1993*     29.46         29.51        157.79      $187.30      1.14%          .03%             1,431            82%

                                      52

1992       .92           .86         156.93      $157.79      1.17%         (.04)%            1,418            68%

1991      53.07         53.05        103.88      $156.93      1.16%         (.02)%            1,350            66%

1990     (14.99)       (14.02)       117.90      $103.88      1.10%          .92 %            1,295            93%

1989      35.17         35.96         81.94      $117.90      1.07%          .78 %            1,399            113%

NOTES:

*Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Fund. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Fund.

A. Enrollment, annual administration and actuarial and quarterly record maintenance and report fees are not included above and did not affect any unit values. Defined benefit plan annual administration and actuarial and quarterly record maintenance and report fees reduced the number of Fund units credited to participants; enrollment fees were generally deducted from contributions to the Program.

B. See Note 2 to Financial Statements of Separate Account No. 4 (Pooled), which may be found in the SAI.

C. The Program became available beginning on January 1, 1968. The value for a Growth Equity Fund unit was established at $10.00 on that date.

D. Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the Growth Equity Fund and may have operating results and other supplementary data different from those shown above.

AGGRESSIVE EQUITY FUND, ADA FOREIGN FUND, EQUITY INDEX FUND, LIFECYCLE FUND - CONSERATIVE AND LIFECYCLE FUND - MODERATE: SEPARATE ACCOUNT NOS. 200, 191, 195, 197 AND 198

Unit values for these Funds are shown below.

----------------------- -------------------- ----------------- -------------- -------------------- ------------------
   UNIT VALUE AS OF         AGGRESSIVE             ADA            EQUITY           LIFECYCLE           LIFECYCLE
     DECEMBER 31:           EQUITY FUND        FOREIGN FUND     INDEX FUND     FUND--CONSERVATIVE     FUND--MODERATE
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1998
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1997                 $58.07              $17.69          $20.95            $12.13              $14.14
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1996                 $48.48              $16.71          $15.91            $11.04              $12.18
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1995                 $42.62              $14.31          $13.12            $10.59              $11.01
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1994                   --                $13.01          $ 9.71              --                  --
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1993                   --                $13.08            --                --                  --
----------------------- -------------------- ----------------- -------------- -------------------- ------------------
         1992                   --                $ 9.81            --                --                  --
----------------------- -------------------- ----------------- -------------- -------------------- ------------------

REAL ESTATE FUND:  SEPARATE ACCOUNT NO. 30 (POOLED)

                                           INCOME AND EXPENSES

                                                                    NET
                                                                INVESTMENT
YEAR ENDED                                 EXPENSES               INCOME
DEC. 31,              INCOME               (NOTE A)               (LOSS)

1998
1997                   $0.11                 (.27)                 (.16)
1996                   $0.09                 (.25)                 (.16)
1995                   $0.06                 (.25)                 (.19)
1994                   $0.04                 (.24)                 (.20)
1993                   $0.01                 (.24)                 (.23)
1992                   $0.01                 (.25)                 (.24)
1991                   $0.01                 (.26)                 (.25)
1990                   $0.02                 (.27)                 (.25)
1989                   $0.02                 (.25)                 (.23)


(RESTUBBED TABLE CONTINUED FROM ABOVE)



                        CAPITAL CHANGES                                        OPERATING STATISTICS

           NET
         REALIZED
           AND                                                          RATIO OF NET       NUMBER OF
        UNREALIZED       NET          UNIT        UNIT      RATIO OF     INVESTMENT          UNITS
          GAINS       INCREASE      VALUE AT    VALUE AT   OPERATING      INCOME OR       OUTSTANDING       PORTFOLIO
       (LOSSES) ON   (DECREASE)    BEGINNING     END OF   EXPENSES TO     (LOSS) TO        AT END OF        TURNOVER
YEAR   INVESTMENTS     IN UNIT     OF PERIOD     PERIOD   AVERAGE NET    AVERAGE NET         PERIOD           RATE
ENDED    (NOTE B)       VALUE       (NOTE C)    (NOTE F)     ASSETS        ASSETS          (IN 000'S)       (NOTE E)
DEC.
31,
1998

1997       1.36         1.20         $11.47      $12.67      2.29%         (1.38%)            318              N/A

1996       .95           .79         $10.68      $11.47      2.30%         (1.48%)            349              N/A

1995      (.02)         (.21)        $10.89      $10.68      2.26%         (1.67%)            371              N/A

1994       .65           .45         $10.44      $10.89      2.26%         (1.87%)            311              N/A

1993       .22          (.01)        $10.45      $10.44      2.26%         (2.20%)            408              N/A

1992      (.38)         (.62)        $11.07      $10.45      2.30%         (2.25%)            511              N/A

1991      (.84)        (1.09)        $12.16      $11.07      2.21%         (2.10%)            515              N/A

1990       .05         (0.20)        $12.36      $12.16      2.14%         (1.96%)            530              N/A

1989       1.08         0.85         $11.51      $12.36      2.11%         (1.93%)            584              N/A

A. Enrollment and quarterly record maintenance and report fees are not included above and did not affect Real Estate Fund unit values. Quarterly record maintenance and report fees reduced the number of Real Estate Fund units credited to participants; enrollment fees were generally deducted from contributions to the Program.

B. The change in the value of Prime Property Fund (Separate Account No. 8) units owned by the Real Estate Fund and any realized gains (losses) from the redemption of such units are included in net realized and unrealized gain on investments. See Note 2 to Financial Statements of Separate Account No. 30 (Pooled), which may be found in the SAI.

C. The value for a Real Estate Fund unit was established at $10.00 on August 29, 1986, the date on which the Fund commenced operations.

D.   Annualized basis.

E. The Real Estate Fund invests solely in units of Equitable's Separate Account Nos. 8 and 2A; thus, there is no applicable portfolio turnover rate for the Real Estate Fund.

F. The Real Estate Fund Unit Values shown above are based on the year-end values for Separate Account Nos. 8 and 2A. However, the unit values used under the Program for determining Fund balances, processing transactions and calculating performance (including Fund balances, transactions and performance effected or reported on December 31) are based on the last Real Estate Fund unit value determined in each relevant period and, therefore, such unit values reflect the values of Separate Account Nos. 8 and 2A as of dates prior to the last day of such periods.

Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in Separate Account No. 30 (Pooled) and may have operating results and other supplementary data different from those shown above.

APPENDIX II:  AN INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.

                          PAGE TO SEE                                    PAGE TO SEE
TERM                     IN PROSPECTUS   TERM                           IN PROSPECTUS
----                     -------------   ----                           -------------
AIM System                    29         Master Plan                         32
beneficiary                   31         Master Trust                        32
benefit payment options       30         Money Market Guarantee
                                            Account                          26
business day                  29         Pooled Trust                        32
Contributions                 33         Prime Property Fund                 20
eligible rollover                        Program                             31
  contributions               47
Equitable                      2         Self Directed Prototype Plan        32
Equity Funds                  14         separate accounts                   49
group annuity contract        31         SSgA State Street                   17

GRAs                          25         Trustees                            31
guaranteed options            24
individually designed         33         Underlying Mutual Funds            cover
  plan
IRA                           47         Underlying State Street
                                            Funds                             9
investment funds              14         unit value                          27
investment options           cover       unit                                27

Lifecycle Funds               18         3-year GRA                          25
Lifecycle Fund Group          18         5-year GRA                          25
  Trusts

                               TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION

                                                                         PAGE
The Contracts     ....................................................   SAI-4
Your Responsibilities as Employer.....................................   SAI-4
Procedures for Withdrawals, Distributions
    and Transfers ....................................................   SAI-5
Types of Benefits ....................................................   SAI-11
Provisions of the Master Plan.........................................   SAI-13
Prime Property Fund Investments.......................................   SAI-18
Investment Restrictions Applicable to the Funds.......................   SAI-21
How We Determine the Unit Value for the Funds.........................   SAI-22
How We Value the Assets of the Funds..................................   SAI-24
Summary of Unit Values for the Funds..................................   SAI-26
Growth Equity Fund Transactions.......................................   SAI-28
Investment Management Fee.............................................   SAI-30
Underwriter...........................................................   SAI-30
Our Management                                                           SAI-30
Financial Statements..................................................   SAI-33

                        CLIP AND MAIL TO US TO RECEIVE A
                      STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

To:      The Equitable Life Assurance Society
            of the United States
         Box 2486 G.P.O.
         New York, NY 10116

Please send me a copy of the Statement of Additional Information for the American Dental Association Members Retirement Program Prospectus dated May 1, 1999.

         Name:             ____________________________________________________

         Address:          ____________________________________________________

                           ____________________________________________________

                           ____________________________________________________


Copyright 1999 by The Equitable Life Assurance Society of the United States. All rights reserved.

                       INVESTMENT OPTION CHARACTERISTICS

                                              GROWTH                        AGGRESSIVE
                                            EQUITY FUND                     EQUITY FUND
Designed for                      Long term growth of capital     Long term growth of capital
 (Objective)

Invests Primarily In              Common stocks and other         Invests 100% of its assets in
                                  equity-type securities          the MFS Emerging Growth Fund
                                  generally issued by large and   which invests in common stocks
                                  intermediate-                   of emerging growth companies.
                                   sized companies


Risk to Principal                 Average for a growth fund       Somewhat higher than a growth
                                                                  fund

Primary Growth                    Capital appreciation and        Capital appreciation and
 Potential Through                reinvested dividends            reinvested dividends

Income Guarantee                  No                              No

Volatility of Return              Somewhat more volatile than     Highly volatile
                                  the S&P 500



Transfers to other                Permitted daily                 Permitted daily
 Options

Withdrawal                        No                              No
 Penalties


(RESTUBBED TABLE CONTINUED FROM ABOVE)


                                            ADA FOREIGN                       EQUITY
                                               FUND                         INDEX FUND
Designed for                      Long term growth of capital     Parallel the total return of
 (Objective)                                                      the S&P 500 Index

Invests Primarily In              Invests 100% of its assets in   Invests 100% of its assets in
                                  the Templeton Foreign Fund      the SSgA S&P 500 Index Fund
                                  which invests primarily in      which invests in all 500
                                  stocks of companies outside     stocks in the S&P 500 Index in
                                  the U.S., including in          proportion to their weighting
                                  emerging markets.               in the Index

Risk to Principal                 Somewhat higher than a growth   Somewhat lower than the Growth
                                  fund                            Equity Fund

Primary Growth                    Capital appreciation and        Capital appreciation and
 Potential Through                reinvested dividends            reinvested dividends

Income Guarantee                  No                              No

Volatility of Return              Generally depends on stock,     Generally equal to the S&P 500
                                  country and currency            Index
                                  selections, as well as market
                                  factors

Transfers to other                Permitted daily                 Permitted daily
 Options

Withdrawal                        No                              No
 Penalties

(RESTUBBED TABLE CONTINUED FROM ABOVE)


                       INVESTMENT OPTION CHARACTERISTICS

                                        LIFECYCLE                    LIFECYCLE                   REAL ESTATE
                                          FUND--                       FUND--                        FUND
                                       CONSERVATIVE                   MODERATE
Designed for                   Current income and low to    Growth of capital and        Stable rate of return
 (Objective)                   moderate growth of capital   reasonable level of current  through rental income and
                                                            income                       appreciation


Invests Primarily In           Invests 100% of its assets   Invests 100% of its assets   High-grade,
                               in a mix of underlying       in a mix of underlying       income-producing real
                               collective investment funds  collective investment funds  property
                               maintained by State Street   maintained by State Street

Risk to Principal              Somewhat lower than the      Somewhat lower than a        Lower than the Equity Funds
                               Lifecycle Fund--Moderate     growth fund



Primary Growth                 Capital appreciation and     Capital appreciation,        Rental income, capital
 Potential Through             reinvested dividends and     reinvested dividends         appreciation and interest
                               interest

Income Guarantee               No                           No                           No


Volatility of Return           Generally lower than pure    Generally lower than pure    Stable and less volatile
                               equity funds, but degree     equity funds, but degree     than the Equity Funds
                               may vary depending on        may vary depending on
                               market conditions            market conditions

Transfers to other             Permitted daily              Permitted daily              Permitted quarterly if cash
 Options                                                                                 available

Withdrawal                     No                           No                           No
 Penalties




(RESTUBBED TABLE CONTINUED FROM ABOVE)


                       INVESTMENT OPTION CHARACTERISTICS

                                        GUARANTEED                   MONEY MARKET
                                       RATE ACCOUNTS                  GUARANTEE
                                                                       ACCOUNT
Designed for                   Principal and interest        Principal and interest
 (Objective)                   guaranteed--                  guaranteed--
                                interest rates reflect        short term rates
                               maturities

Invests Primarily In           Contributions credited with   Contributions credited with
                               fixed rate of interest until  current guaranteed rate of
                               the maturity date             interest


Risk to Principal              Carrier providing GRAs        Equitable Life guarantees
                               guarantees principal and      principal and interest;
                               interest                      also backed by assets in
                                                             insulated separate account

Primary Growth                 Interest income               Interest income
 Potential Through


Income Guarantee               Yes--subject to withdrawal    Yes
                               penalties

Volatility of Return           Carrier providing GRAs        Equitable Life guarantees
                               guarantees interest rate      monthly interest rate; also
                               until the maturity date       backed by assets in
                                                             insulated separate account

Transfers to other             Permitted only at maturity    Permitted daily
 Options

Withdrawal                     Prior to maturity,            No
 Penalties                     withdrawals may not be
                               permitted or may be subject
                               to a penalty



The investment options each have different investment objectives and policies that affect returns and the market and financial risks involved. The investment funds involve a greater potential for growth but involve risks that are not present with the guaranteed options. There is no assurance that any of the investment objectives will be achieved or that the risk to principal or volatility of return will be as indicated.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                          AMERICAN DENTAL ASSOCIATION
                           MEMBERS RETIREMENT PROGRAM

Funded primarily through a group annuity contract with THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, 1290 Avenue of the Americas, New York, New York 10104. Toll-free telephone number 1-800-223-5790.

This Statement of Additional Information ("SAI") is not a prospectus. You should read this SAI in conjunction with Equitable's prospectus dated May 1, 1999 for the American Dental Association Members Retirement Program. THIS SAI RELATES TO ALL INVESTMENT OPTIONS EXCEPT THE EQUITY INDEX FUND AND LIFECYCLE FUNDS, WHICH ARE DISCUSSED IN OUR SEPARATE SAI FOR THOSE INVESTMENT OPTIONS.

A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable at Box 2486 G.P.O., New York, New York 10116 or by calling our toll-free telephone number. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 1999 to which this SAI relates.








COPYRIGHT 1999 BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. ALL RIGHTS RESERVED.

                              CONTENTS OF THIS SAI

                                                                                          PAGE IN SAI
THE CONTRACTS..............................................................................SAI-4
YOUR RESPONSIBILITIES AS EMPLOYER..........................................................SAI-4
PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND
   TRANSFERS...............................................................................SAI-5
      Pre-Retirement Withdrawals...........................................................SAI-5
      Benefit Distributions................................................................SAI-6
      Eligible Rollover Distributions and Federal Income Tax Withholding...................SAI-7
      Premature Withdrawals and Transfers from a GRA.......................................SAI-7
      Maturing GRAs........................................................................SAI-9
      Special Rules for Distributions and Transfers from the Real Estate Fund..............SAI-9
      Real Estate Fund Withdrawals from Prime Property Fund................................SAI-10
TYPES OF BENEFITS..........................................................................SAI-11
PROVISIONS OF THE MASTER PLAN..............................................................SAI-13
      Plan Eligibility Requirements........................................................SAI-13
      Contributions to Qualified Plans.....................................................SAI-13
      Contributions to the Master Plan.....................................................SAI-14
      Allocation of Contributions..........................................................SAI-16
      The Master Plan and Section 404(c) of ERISA..........................................SAI-16
      Vesting..............................................................................SAI-17
PRIME PROPERTY FUND INVESTMENTS............................................................SAI-18
HOLDINGS OF PRIME PROPERTY FUND............................................................SAI-19
INVESTMENT RESTRICTIONS APPLICABLE TO THE EQUITY
   FUNDS...................................................................................SAI-21
      The Growth Equity Fund...............................................................SAI-21
      Other Equity Funds...................................................................SAI-21
HOW WE DETERMINE THE UNIT VALUE FOR THE FUNDS..............................................SAI-22
      The Equity Funds.....................................................................SAI-22
      The Real Estate Fund.................................................................SAI-23
HOW WE VALUE THE ASSETS OF THE FUNDS.......................................................SAI-24
      The Growth Equity Fund...............................................................SAI-24
      Other Equity Funds...................................................................SAI-25
      Assets Held in Prime Property Fund...................................................SAI-25
SUMMARY OF UNIT VALUES FOR THE FUNDS.......................................................SAI-26
      The Equity Funds.....................................................................SAI-26
      The Real Estate Fund.................................................................SAI-27
      Prime Property Fund..................................................................SAI-28


                                       2


                                                                                         PAGE IN SAI

GROWTH EQUITY FUND TRANSACTIONS............................................................SAI-28
PRIME PROPERTY FUND TRANSACTIONS...........................................................SAI-30
INVESTMENT MANAGEMENT FEE..................................................................SAI-30
UNDERWRITER................................................................................SAI-30
OUR MANAGEMENT.............................................................................SAI-30
FINANCIAL STATEMENTS.......................................................................SAI-33

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued to the ADA Trustees by Equitable. The ADA Trustees have also entered into two group annuity contracts with John Hancock Mutual Life Insurance Company relating to Guaranteed Rate Accounts opened during the one year period beginning July 31, 1998. All other investment options are covered by the contract with Equitable. The ADA Trustees hold all contracts for the benefit of employers and participants in the Program.

The ADA Trustees and Equitable also have an administrative services agreement for administrative support, recordkeeping and marketing services provided by Equitable. This agreement would normally terminate when the group annuity contract with Equitable terminates.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Master Plan, you as the employer and plan administrator will have certain responsibilities, including:

     o sending us your contributions at the proper time and in the proper format;

     o maintaining all personnel records necessary for administering your plan;

     o    determining who is eligible to receive benefits;

     o    forwarding to us all the forms your employees are required to submit;

     o distributing summary plan descriptions and participant annual reports to your employees and former employees;

     o distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

     o filing an annual information return for your plan with the Internal Revenue Service, if required;

     o providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

     o determining the amount of all contributions for each participant in the plan;

     o    forwarding salary deferral and post-tax employee contributions to us;

     o selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

     o providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only. If you adopt our self-directed prototype plan, you will be completely responsible for administering the plan and complying with all of the reporting and disclosure requirements applicable to qualified plans, with the assistance of the recordkeeper of your choice.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-223-5790 or write to us at Box 2486 G.P.O., New York, New York 10116.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Master Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to separation from service. However, if the Master Plan is maintained as a profit sharing plan, you may request distribution of benefits after you reach age 59 1/2 even if you are still working. If the Master Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) contributions only if you can demonstrate financial hardship within the meaning of applicable income tax regulations. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time.

You may withdraw all or part of your account balance under the Master Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your account balance attributable to post-tax employee contributions). See "Tax Information" in the prospectus.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the "Benefit Distributions" discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

Under the self-directed prototype plan you may receive a distribution upon attaining normal retirement age as specified in the plan, or upon separation from service. If your employer maintains the self-directed prototype plan as a profit sharing plan, an earlier distribution of funds that have accumulated after two years is available if you incur a financial hardship, as defined in the plan.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See "Spousal Consent Requirement" below.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from the Aggressive Equity Fund, the ADA Foreign Fund and the Equity Index Fund may be deferred if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

Transfers and withdrawals from the Lifecycle Funds--Conservative and Moderate may be deferred if there is any delay in redemption of units of the Lifecycle Fund Group Trusts. We generally do not expect any such delays.

Special rules apply to withdrawals from the Real Estate Fund. See "Special Rules for Distributions and Transfers from the Real Estate Fund" below.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE "PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA" BELOW. TRANSFERS FROM THE ADA FOREIGN FUND, THE EQUITY INDEX FUND, THE AGGRESSIVE EQUITY FUND AND THE LIFECYCLE FUNDS--CONSERVATIVE AND MODERATE ARE PERMITTED DAILY EXCEPT UNDER INFREQUENT CIRCUMSTANCES WHEN THE WITHDRAWALS MAY BE SUBJECT TO A DELAY. SEE "BENEFIT DISTRIBUTIONS" BELOW. IN ADDITION, THE REAL ESTATE FUND IS SUBJECT TO SPECIAL WITHDRAWAL RULES WHICH ARE DESCRIBED UNDER "SPECIAL RULES FOR DISTRIBUTIONS AND TRANSFERS FROM THE REAL ESTATE FUND" BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the Master Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan and our self-directed prototype plan, your employer must send us a request for disbursement form. We will send single sum payments to your plan's trustee as of the close of business on the day we receive a properly completed form. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. Fixed annuities are available from insurance companies selected by the Trustees. See "Types of Benefits." We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you buy a fixed annuity, your check will come from the insurance company you selected. If you are withdrawing more than $50,000 and you would like expedited delivery at your expense, you may request it on your election of benefits form.

If a participant in the Master Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survive, the participant's vested benefit will be paid to the participant's estate. If a participant in our prototype self-directed plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) grandchildren, (c) parents, (d) brothers and sisters and (e) nephews and nieces. If none of them survive, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING. All "eligible rollover distributions" are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan or traditional individual retirement arrangement (IRA). An "eligible rollover distribution" is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(2) for a specified period of 10 years or more. Hardship distributions are not eligible rollover distributions.
In addition, the following are not subject to mandatory 20% withholding:

     o hardship withdrawals of salary deferred contributions from 401(k) plans;

     o    certain corrective distributions under Code Section 401(k) plans;

     o    loans that are treated as distributions; and

     o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution", we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See "Guaranteed Rate Accounts" in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals. Please note that withdrawals, transfers, reallocations on maturity and benefit distributions from GRAs provided by a carrier other than Equitable are subject to Equitable's receipt of the proceeds of such GRA from such carrier.

Exempt Withdrawal. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

     o you are a dentist age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

     o you are not a dentist and you attain age 59 1/2 or terminate employment (including retirement);

     o    you are disabled;

     o    you attain age 70 1/2; or

     o    you die.

Qualified Withdrawal. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a dentist and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

           (i) the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times

           (ii) the years and/or fraction of a year until maturity, times

           (iii) the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

We will never reduce your original contributions by this adjustment. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make to the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we may deduct the excess as necessary from interest accumulated in other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS

         Your confirmation notice lists the maturity date for each GRA you hold.

         You may arrange in advance for the reinvestment of your maturing GRAs by using the AIM System. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

     o The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

     o You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

     o If you have never provided GRA maturity instructions, your maturing GRAs will be allocated to the Money Market Guarantee Account.

SPECIAL RULES FOR DISTRIBUTIONS AND TRANSFERS FROM THE REAL ESTATE FUND. At times of insufficient liquidity, we may delay withdrawals from the Real Estate Fund and Prime Property Fund in accordance with the procedures described below. As of the date of this SAI, the Real Estate Fund is fulfilling withdrawal requests on a current basis. You may call us to receive current information regarding the status of Real Estate Fund withdrawals. See "Special Risks Related to the Real Estate Fund" in the prospectus for more information.

THERE IS A MINIMUM WAIT OF ONE CALENDAR QUARTER FOR WITHDRAWALS FROM THE REAL ESTATE FUND. All distributions and transfers from the Real Estate Fund are scheduled to be made shortly after the end of the calendar quarter following the quarter in which we receive properly completed forms. The amount distributed is based on the Real Estate Fund's unit value [on the date distribution is made]. Withdrawals from the Real Estate Fund must be made in amounts of at least $1,000 or, if less, your balance in the Real Estate Fund.

WE MAY ALSO DELAY WITHDRAWAL REQUESTS IF THE REAL ESTATE FUND DOES NOT HAVE ENOUGH CASH TO MAKE ALL WITHDRAWALS AND TRANSFERS WHEN REQUESTED. If at the end of a calendar quarter the Real Estate Fund does not have enough cash to pay all scheduled withdrawals, the withdrawals will be divided into two priority categories:

     o Priority 1 consists of all amounts requested because of death or disability or after age 70 1/2.

     o    Priority 2 consists of all other requests.

The Real Estate Fund will satisfy all scheduled Priority 1 distribution requests before it satisfies any Priority 2 request, even if the Priority 1 requests were received after the Priority 2 requests. If the Real Estate Fund does not have enough cash to make all Priority 1 distributions, distributions will be paid in the order that requests are received. After making all Priority 1 distributions, the Real Estate Fund will make Priority 2 distributions and transfers. If the Real Estate Fund is unable to satisfy all scheduled Priority 2 distributions and transfer requests, the requests will be paid in the order that requests are received.

To make Priority 1 distributions, the Real Estate Fund will use substantially all its liquid assets, keeping only a reserve that we believe is adequate for anticipated expenses. If possible, the Real Estate Fund will also liquidate as much of its interest in Prime Property Fund as required. With regard to Priority 2, we will make distributions and transfers to the extent that funds are available from cash flow and from liquidation of Prime Property Fund units. However, we will not make Priority 2 distributions and transfers if the Real Estate Fund cannot liquidate enough of its interest in Prime Property Fund and we believe that it would be desirable to maintain liquidity to meet anticipated Priority 1 distributions.

We will schedule unpaid requests for the next quarterly distribution date. At that time these requests will be satisfied to the extent possible, in accordance with their respective priorities and order of receipt. Please note that if you make a Priority 2 request that is not paid when scheduled, Priority 1 distributions requested in later quarters may be paid before your Priority 2 request.

REAL ESTATE FUND WITHDRAWALS FROM PRIME PROPERTY FUND. If the Real Estate Fund does not have enough liquid assets to pay all requested withdrawals, it will seek to withdraw some or all of its interest from Prime Property Fund. We may postpone withdrawals from Prime Property Fund, however, for such time as we reasonably consider necessary to obtain the amount to be withdrawn or to protect the interests of other participants in Prime Property Fund. In making this determination, we consider primarily (i) the availability of cash to manage Prime Property Fund's property holdings, to meet emergencies and to meet commitments for property acquisitions and loans, (ii) the time necessary to dispose of properties and (iii) any adverse impact of proposed property sales on other participants in Prime Property Fund.

If withdrawal from Prime Property Fund is restricted, any payment from Prime Property Fund is applied pro rata to the withdrawal requests of all participants in Prime Property Fund that are eligible for payment on the withdrawal date, regardless of when those requests were made. Prime Property Fund withdrawal requests not satisfied by a pro rata distribution are deferred until the next withdrawal date (generally the last business day of the following quarter), at which time the amount available for distribution will again be applied pro rata to all pending requests. For purposes of this policy, the Real Estate Fund is considered a single participant in Prime Property Fund, on a par with each other participant in Prime Property Fund. From the first quarter of 1995 through the third quarter of 1995, Prime Property Fund satisfied all participant withdrawal requests. As of the fourth quarter of 1995, Prime Property Fund was unable to satisfy all participant withdrawal requests. [Consequently, withdrawals from Prime Property Fund are being delayed in accordance with the procedures discussed above.] However, since June 1994 the Real Estate Fund has had sufficient liquidity, and we have not restricted withdrawals. If the Real Estate Fund experiences periods of insufficient liquidity withdrawals may be delayed as described above under "Special Rules for Distributions and Transfers from the Real Estate Fund." There have been other periods when there was insufficient available cash in Prime Property Fund to meet all withdrawal requests. During these other periods Real Estate Fund withdrawals were not delayed or restricted in any manner because the Real Estate Fund was sufficiently liquid.

A withdrawal from Prime Property Fund by one or more of its larger investors could significantly reduce its cash position and increase the likelihood that the Real Estate Fund would not have cash sufficient to meet all withdrawal requests. At December 31, 1998 there were 70 plans in Prime Property Fund, none of which held more than 6.0% of Prime Property Fund.

TYPES OF BENEFITS

Under the Master Plan, and under most self-directed prototype plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan or a self-directed prototype profit sharing plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal Consent Requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a lump sum payment of only part of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If your vested benefit is $5,000 or less, you will receive a lump sum payment of the entire amount.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate, other than the Real Estate Fund; each payment will be drawn pro rata from all the investment options you have selected. You may not leave or place any assets in the Real Estate Fund. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY--PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity--Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity--Period Certain, you may select either fixed or variable payments. All forms of variable annuity benefits under the Program will be provided by us. The payments under variable annuity options reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

Fixed annuities will be issued by insurance companies selected by the ADA Trustees from time to time. We do not currently offer fixed annuities under the Program. Upon your request, the companies selected by the Trustees will provide annuity benefit information. We have no further responsibility for the amount used to purchase a fixed annuity once it has been sent to the insurance company you select. The cost of a fixed annuity is determined by each issuing insurance company. Your Account Executive has more details regarding the insurance companies currently providing annuity benefits under the Program.

SPOUSAL CONSENT REQUIREMENTS

Under the Master Plan and the self-directed prototype plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to your reaching age 35, your spouse must consent to the designation and, upon your reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a qualified Joint Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent. No spousal consent to a withdrawal or benefit in a form other than a Qualified Joint and Survivor Annuity is required under certain self-directed prototype profit sharing plans that do not offer life annuity benefits.

PROVISIONS OF THE MASTER PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the Master Plan, the employer specifies the eligibility requirements for its plan in the Participation Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligibility service may be required for a 401(k) arrangement.

The employer may also exclude salaried dentists (those with no ownership interest in the practice), employees of related employers, leased employees and certain other types of employees at the employer's election, provided such exclusion does not cause the plan to discriminate in favor of "highly compensated" employees (defined below). The Master

Plan provides that a partner or shareholder may, upon commencement of employment or upon first becoming eligible to participate in any qualified plan of the employer, make a one-time irrevocable election not to participate in the plan or to make a reduced contribution. This election applies to all plans of the employer, now and in the future, and should be discussed with your tax advisor.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor ("DOL") rules generally require that the employer contribute participants' salary deferrals under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE MASTER PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the Master Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan, including all participants' salary deferrals under a 401(k) arrangement, may not exceed 15% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on (a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a nonforfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

For 1999, a "highly compensated" employee, for this purpose, is (a) an owner of more than 5% of the practice, or (b) anyone with earnings of more than $80,000 from the practice in 1998. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $10,000 for 1999, reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 1999 is $6,000.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are treated as elective deferrals, and are the same as matching contributions for other employees.

Effective January 1, 1999 employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions up to 3% of compensation and
(b) 50% of salary deferral contributions that exceed 3% but are less than 5% of compensation. These contributions must be non-forfeitable. If the employer makes these contributions and gives proper notification, the plan is not subject to non-discrimination testing on salary deferral and above contributions.

If the employer adopts the Master Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Participation Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $160,000 in 1999 in making contributions. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 1999, "key employee" means (a) an owner of one of the ten largest (but more than 1/2%) interests in the practice with earnings of more than $30,000, or (b) an officer of the practice with earnings of more than $65,000 or (c) an owner of more than 5% of the practice, or (d) an owner of more than 1% of the practice with earnings of more than $150,000. For purposes of (b), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only "highly compensated" employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant may not exceed the lesser of (a) $30,000 and (b) 25% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's account balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his account balance attributable to employer contributions and employer matching contributions.

The participant will receive an individual confirmation of each transaction (including the deduction of record maintenance and report fees). The participant will also receive an annual statement showing the participant's account balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and (b) safe harbor 401(k)) and plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount each participant deferred, up to 3% of compensation, or (b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the SIMPLE 401(k) model amendment to the Master Plan, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the salary deferral amount up to 3% of compensation. The non-elective contribution is 2% of compensation, the employer must make it for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security) and FUTA (unemployment) taxes.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling the AIM System. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee contributions and 401(k) salary deferral contributions. IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE MONEY MARKET GUARANTEE ACCOUNT. You may, of course, transfer to another investment option at any time.

THE MASTER PLAN AND SECTION 404(C) OF ERISA. The Master Plan is a participant directed individual account plan designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Section 404(c) plans must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the ADA Program provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Master Plan. If a participant is "vested," the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is nonforfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Master Plan.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

   YEARS OF       SCHEDULE A       SCHEDULE B       SCHEDULE C
   SERVICE
                     VESTED           VESTED           VESTED
                   PERCENTAGE       PERCENTAGE       PERCENTAGE

       1              0%               0%               0%
       2              100              20                0
       3              100              40               100
       4              100              60               100
       5              100              80               100
       6              100              100              100

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule A or one at least as favorable to participants.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

PRIME PROPERTY FUND INVESTMENTS

Since typically 85% to 100% of the Real Estate Fund's assets are invested in Prime Property Fund, we provide the following information about the investments of Prime Property Fund. See "The Real Estate Fund-Investment Strategies" in the prospectus for a description Prime Property Fund's real estate investment strategies and borrowing policies.

At December 31, 1998, Prime Property Fund held 121 investments in wholly-owned properties and equities in partnerships with an aggregate appraised value of $2.4 billion.

Prime Property Fund seeks to diversify its property portfolio by usage and location. Prime Property Fund's major holdings (in wholly-owned properties and equities in partnerships) as of December 31, 1998 included:

     o 17 retail properties, primarily super-regional shopping centers, with an aggregate market value of $1.2 billion.

     o    31 office properties, with an aggregate market value of $1.5 billion.

     o 63 industrial properties (primarily warehouses) and research and development facilities, with an aggregate market value of $449.8 million.

     o    4 hotels, with an aggregate market value of $105.0 million.

     o 6 other properties, which include any other income-producing properties not specifically mentioned above, with an aggregate market value of $86.2 million.

In addition to wholly-owned properties and equities in partnerships, Prime Property Fund has 6 investments in mortgage loans receivable with an aggregate market value of [$___] million, or 9% of Prime Property Fund's investments. Mortgages and common stock may be accepted as partial consideration for properties sold.

BORROWINGS. Borrowings on ten wholly-owned properties and one tenancy-in-common property held in Prime Property Fund as of December 31, 1998 are summarized below.

Summary of Borrowings*--December 31, 1998

Number of mortgages payable                              6
Number of encumbered properties                          11
Outstanding borrowings (millions)                      $346.8
Borrowings as a percent of total value                 13.4%

*Prime Property Fund also held interests in real estate partnerships having total assets of $1.6 billion and total liabilities of $1.0 billion.

HOLDINGS OF PRIME PROPERTY FUND

Below we provide charts that describe the investments in wholly-owned properties, partnership equities and mortgage-loan receivables and REIT stock of Prime Property Fund as of December 31, 1998 and for the other periods indicated.

DISTRIBUTION OF INVESTMENT VALUE BY TYPE AND LOCATION* (BY
PERCENTAGE)--DECEMBER 31, 1998


                         SOUTH          EAST         MID-WEST        WEST           TOTAL
Industrial/R&D           4.5%           3.3%           1.3%          4.9%           14.0%
Office                    1.7           20.9           1.3           13.2           37.1
Retail                    5.7           13.4           12.7           9.0           40.8
Hotel                     2.6            2.5            --            --             5.1
Other                     0.1            1.1            --            --             3.0

Total                    14.6%          41.2%         15.3%          27.1%         100.0%



DISTRIBUTION OF INVESTMENTS BY TYPE AND LOCATION* (BY NUMBER OF
INVESTMENTS)--DECEMBER 31, 1998


                         SOUTH          EAST         MID-WEST        WEST           TOTAL

Industrial/R&D            27             18             9             20             74
Office                     2             25             7              8             42
Retail                     6              7             7              3             23
Hotel                      3              3             --            --              6
Other                      1              5             1             --              8

Total                     39             58             24            31             153


                                      19

DISTRIBUTION OF INVESTMENT VALUE BY LOCATION* (BY PERCENTAGE)


                       1998       1997      1996       1995      1994       1993

South                            14.6%      17.7%     18.5%      19.7%     20.0%
East                              41.2      35.4       35.0      31.0       30.9
Mid-West                          15.3      22.9       24.0      27.3       27.6
West                              27.1      24.0       22.5      22.0       21.5

*Each region comprises the states indicated:
South: Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, Oklahoma, Tennessee, Texas
East: Connecticut, Delaware, District of Columbia, Kentucky, Maine, Maryland, Massachusetts, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Vermont, Virginia, West Virginia Mid-West: Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, Ohio, South Dakota, Wisconsin
West: Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming

DISTRIBUTION OF INVESTMENT VALUE BY PROPERTY TYPE (BY PERCENTAGE)


                  1998     1997        1996        1995        1994        1993

Industrial/R&D            14.0%       11.6%       11.0%       10.6%       10.8%
Office                     37.1        30.6        30.1        24.9        25.2
Retail                     40.8        53.0        54.4        60.8        60.0
Hotel                      5.1         3.7         3.5         3.2         2.9
Other                      3.0         1.1         1.0         0.5         1.1


DISTRIBUTION OF INVESTMENT VALUE BY TYPE OF OWNERSHIP (BY PERCENTAGE)--DECEMBER 31, 1998


                 WHOLLY-OWNED    EQUITY IN          MORTGAGE            TOTAL
                 REAL ESTATE*   PARTNERSHIPS    LOANS RECEIVABLE

Industrial/R&D      13.6%           0.4%               --               14.0%
Office               30.1           3.6               3.4%               37.1
Retail               33.2           2.0               5.6                40.8
Hotel                3.0            2.1                --                5.1
Other                0.1            1.1                --                3.0

Total               80.0%           9.2%              9.0%              100.0%


* Title to wholly-owned properties allocated to Prime Property Fund is generally held in Equitable's name.

DISTRIBUTION OF INVESTMENTS BY VALUE RANGE*--DECEMBER 31, 1998


INVESTMENT            PERCENTAGE OF         NUMBER OF        PERCENTAGE OF
 VALUE               INVESTMENT VALUE       INVESTMENTS       TOTAL NUMBER
 (MILLIONS)                                                  OF INVESTMENTS

Under $2.5                 1.2%                 29               18.9%
$2.5-$5                    3.5                  30                19.6
$5-$10                     6.2                  28                18.3
$10-$20                    10.1                 24                15.7
$20-$50                    21.5                 21                13.7
$50-$100                   32.1                 16                10.5
Over $100                  25.4                 5                 3.3

Total                     100.0%               153               100.0%


o    Includes all investments stated at the Fund's ownership share.

INVESTMENT RESTRICTIONS APPLICABLE TO THE GROWTH EQUITY FUND

The Growth Equity Fund will not:

     o trade in foreign exchange (except transactions incidental to the settlement of purchases or sales of securities);

     o make an investment in order to exercise control or management over a company;

     o underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

     o make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

     o trade in commodities or commodity contracts; purchase or write puts and calls (options);

     o purchase real estate or mortgages, except as stated below. The Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ");

     o have more than 5% of its assets invested in the securities of any one registered investment company. The Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

     o purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

     o make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

     o invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

     o make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

HOW WE DETERMINE UNIT VALUES FOR THE FUNDS

THE EQUITY FUNDS. We determine the unit value for each Equity Fund at the end of each business day. The unit value for each Fund is calculated by first determining a gross unit value, which reflects only investment performance, and then adjusting it for Fund expenses to obtain the Fund unit value. We determine the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day (for the Growth Equity Fund we also subtract any audit and custodial fees). We calculate the net investment factor as follows:

     o First, we take the value of the Fund's assets at the close of business on the preceding business day.

     o Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

     o Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

     o Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund unit value is calculated on every business day by multiplying the Fund unit value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

 (a) is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

 (b) is the charge to the Fund for that month for the daily accrual of fees and other expenses times the number of days since the end of the preceding month.

THE REAL ESTATE FUND. We determine the unit value for the Real Estate Fund once each month, generally as of the close of business on the first business day after the day the unit value for Prime Property Fund is known. We first determine the gross unit value, which is equal to (a) plus (b) plus (c) divided by (d), where

 (a) is the aggregate value of all units of Prime Property Fund held by the Real Estate Fund determined as of the last business day of the preceding month;

 (b) is the aggregate value of all units of Separate Account No. 2A and cash or cash equivalents held by the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known;

 (c) is the net value of all other assets and liabilities of the Real Estate Fund, determined as of the close of business on the day the Real Estate Fund unit value is known; and

 (d) is the total number of Real Estate Fund Units outstanding.

To obtain the Real Estate Fund unit value, we then adjust this gross unit value for Fund fees and other expenses at rates equal to 1/12 of the annual rates.

For information on how we value the assets of Prime Property Fund held by the Real Estate Fund, see the next section of the SAI. We discuss valuation of the units of Separate Account No. 2A and cash equivalents held by the Real Estate Fund in the next section under The Growth Equity Fund - Short-Term Debt Securities.

HOW WE VALUE THE ASSETS OF THE INVESTMENT FUNDS

THE GROWTH EQUITY FUND. The assets of the Growth Equity Fund are valued as follows:

     o STOCKS listed on national securities exchanges or traded on the NASDAQ national market system are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ system are valued at inside (highest) quoted bid prices.

     o FOREIGN SECURITIES not traded directly, or in ADR form, in the United States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

     o UNITED STATES TREASURY SECURITIES and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

     o LONG-TERM PUBLICLY TRADED CORPORATE BONDS (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

     o CONVERTIBLE PREFERRED STOCKS listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

     o CONVERTIBLE BONDS and UNLISTED CONVERTIBLE PREFERRED STOCKS are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

     o SHORT-TERM DEBT SECURITIES that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. The Growth Equity Fund, as well as the Real Estate Fund, may also acquire short-term debt securities through units in our Separate Account No. 2A. These unit values are calculated in the same way as Fund Units. The assets of Separate Account No. 2A are valued as described above.

Our investment officers determine in good faith the fair value of securities and other assets that do not have a readily available market price in accordance with accepted accounting practices and applicable laws and regulations.

OTHER EQUITY FUNDS. The Aggressive Equity Fund, ADA Foreign Fund, Equity Index Fund and the Lifecycle Funds--Conservative and Moderate, invest all of their assets in the MFS Emerging Growth Fund, Templeton Foreign Fund, SSgA S&P 500 Index Fund and Lifecycle Fund Group Trusts--Conservative and Moderate, respectively. The Group Trusts, in turn, invests all of their assets in the Underlying State Street Funds.

The asset value of the MFS Emerging Growth Fund, the Templeton Foreign Fund, and the SSgA S&P 500 Index Fund is computed on a daily basis by each of these funds. See the prospectus each of these Underlying Mutual Funds for information on valuation methodology. See the our separate prospectus for the Lifecycle Funds for information on valuation methodology with respect to the investments of those Funds.

ASSETS HELD IN PRIME PROPERTY FUND. During the first three quarters of 1998, appraisal of the real properties held by Prime Property Fund were prepared by our valuation staff or by third-party appraisers. In the fourth quarter of 1998, all appraisals were prepared by independent external appraisers. The external appraisals are reviewed by the external appraisal management firm and the Lend Lease chief appraiser. All appraisal reports and appraisal reviews comply with the currently published Uniform Standards of Professional Appraisal Practice, as promulgated by the Appraisal Foundation. Appraised values do not necessarily represent the prices at which the real estate investments would sell since sales prices are determined by negotiation between willing buyers and sellers.

Our appraisers value each Prime Property Fund property prior to acquisition and at the end of each calendar quarter thereafter. The initial appraisal is a fully documented appraisal. This appraisal takes into account all relevant information, including the property's physical attributes, location, marketability, zoning, expandability, and adaptability to use. The initial appraisal also involves consideration of values based on the three major methods of estimating property value:

     o the income method, based on the value of the property's projected income stream;

     o the cost method, based on the replacement cost of improvements, less depreciation, plus land value; and

     o    the market method, based on the sales prices of similar properties.

Subsequent quarterly appraisals include less documentation but take into account all relevant information and consist of a physical inspection, a valuation based on the most relevant of the three above methods, usually the income method, performance record and an assessment of any relevant market changes. We also use interim monthly valuations to take into account physical or economic changes with respect to a property that we believe would have a material effect on that property's market value.

We value partnership equities using Prime Property Fund's equity in the net assets of the partnerships, in accordance with the valuation procedures described above.

During the past five years, on average, net proceeds from sales of properties in which Equitable retained no equity interest equaled approximately [99.3%] of their most recent quarterly valuation.

We value mortgage and construction loans receivable by comparing the loan rate of interest to market rates for loans of comparable quality and duration, giving consideration to the value of the underlying security.

See Note B2 to the Financial Statements of Separate Account No. 8 (Prime Property Fund) in this SAI for more information about the valuation of investments in Prime Property Fund.

GROWTH EQUITY FUND TRANSACTIONS

The Growth Equity Fund is charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for a Fund are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by Alliance Capital Management L.P. ("Alliance") and Equitable. For 1998, 1997 and 1996, the Growth Equity Fund paid [$ ], $3,698,148, and $5,682,578, respectively, in brokerage commissions.

We and Alliance seek to obtain the best price and execution of all orders placed for the portfolios of the funds, considering all the circumstances. If transactions are executed in the over-the-counter market, we and Alliance deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. On occasion, we and Alliance may execute portfolio transactions for the Funds as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients that we or Alliance advise. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When the concurrent authorizations occur, our objective is to allocate the executions among the Funds and the other accounts in a fair manner.

We also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. The factors we use to evaluate research services include the diversity of sources used by the broker, and the broker's experience, analytical ability, and professional stature. Our receipt of research services from brokers tends to reduce our expenses in managing the Funds. We take this expense reduction into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we only select brokers whose commissions we believe are reasonable in all the circumstances. Of the brokerage commissions paid by the Growth Equity Fund during 1998, [$1,279,938 was paid to brokers providing research services on transactions of $2,255,341,604.]

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts that we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. We have no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that we will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. We may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

We may use the research information we obtain in servicing all accounts under our management, including our general account. Similarly, not all research provided by a broker or dealer with which the Fund transacts business necessarily will be used in connection with the Fund.

When making securities transactions for the Fund that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research, but the Fund will not pay a higher price. The fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

PRIME PROPERTY FUND TRANSACTIONS

Prime Property Fund is charged separately for fees paid to independent property managers, outside legal expenses, operating expenses, real estate taxes and insurance premiums. In addition, Prime Property Fund pays property management and leasing fees to Lend Lease associated with certain properties held in Prime Property Fund. The amount paid to Lend Lease and its affiliates for those services in 1998 (Lend Lease has subcontracted the management and leasing function to LaSalle Partners Management Services, Inc.) was
$-----.

INVESTMENT MANAGEMENT FEE

The table below shows the amount we received in investment management fees under the Program during each of the last three years. See "Charges and Expenses" in the prospectus.
                             1998          1997           1996
                             ----          ----           ----

Growth Equity Fund                       $981,577       $852,622
Real Estate Fund                          42,978         42,470

UNDERWRITER

EQ Financial Consultants, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, may be deemed to be the principal underwriter of separate account units under the group annuity contract. EQ Financial is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. EQ Financial's principal business address is 1290 Avenue of the Americas, New York, NY 10104. The offering of the units under the contract is continuous. We have paid no underwriting commissions during any of the last three fiscal years with respect to units of interest under the contract. See "Charges and Expenses" in the prospectus.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder. Our directors and certain of our executive officers and their principal occupations are as follows:

Directors                               Principal Occupation
 Name                                   --------------------
 ----
Francoise Colloc'h         Senior Executive Vice President, Human Resources and
                           Communications, AXA-UAP

Henri de Castries          Senior Executive Vice President, Financial Services
                           and Life Insurance Activities, AXA-UAP
Joseph L. Dionne           Chairman and Chief Executive Officer, The
                           McGraw-Hill Companies
Denis Duverne              Senior Vice President, International, AXA-UAP
William T. Esrey           Chairman and Chief Executive Officer, Sprint
                           Corporation
Jean-Rene Fourtou          Chairman and Chief Executive Officer, Rhone Poulenc,
                           S.A.
Norman C. Francis          President, Xavier University of Louisiana
Donald J. Greene           Counselor-at-Law, Partner, Le Boeuf, Lamb, Greene &
                           MacRae
John T. Hartley            Director and retired Chairman and Chief Executive
                           Officer, Harris Corporation
John H. F. Haskell, Jr.    Director and Managing Director, SBC Warburg Dillon
                           Read, Inc.
Mary R. (Nina) Henderson   President, Best Foods Grocery; Vice President, Best
                           Foods
W. Edwin Jarmain           President, Jarmain Group Inc.
G. Donald Johnston, Jr.    Retired Chairman and Chief Executive Officer, JWT
                           Group, Inc.
George T. Lowy             Counselor-at-Law, Partner, Cravath, Swaine & Moore
Didier Pineau-Valencienne  Chairman and Chief Executive Officer, Schneider S.A.
George J. Sella, Jr.       Retired Chairman and Chief Executive Officer,
                           American Cyanamid Company
Dave H. Williams           Chairman and Chief Executive Officer, Alliance
                           Capital Management Corporation

Unless otherwise indicated, the following persons have been involved in the management of Equitable in various executive positions during the last five years.

OFFICER-DIRECTORS            PRINCIPAL OCCUPATION
 NAME

Edward D. Miller           Chairman of the Board and Chief Executive Officer;
                           formerly, Senior Vice Chairman, Chase Manhattan
                           Corp., and prior thereto, President and Vice
                           Chairman, Chemical Bank.
Stanley B. Tulin           Vice Chairman of the Board and Chief Financial
                           Officer; formerly, Chairman, Insurance Consulting
                           and Actuarial Practice, Coopers & Lybrand.
Michael Hegarty            President and Chief Operating Officer; formerly,
                           Vice Chairman, Chase Manhattan Corporation.

OTHER OFFICERS*            PRINCIPAL OCCUPATION
 NAME

Leon B. Billis             Executive Vice President and Chief Information
                           Officer
Jose Suquet                Senior Executive Vice President and Chief
                           Distribution Officer
Robert E. Garber           Executive Vice President and General Counsel
Jerome S. Golden           Executive Vice President; formerly with JG Resources
                           and BT Variable
Peter D. Noris             Executive Vice President and Chief Investment
                           Officer; formerly, Vice President/Manager, Insurance
                           Companies Investment Strategies Group, Salomon
                           Brothers, Inc.
Harvey Blitz               Senior Vice President and Deputy Chief Financial
                           Officer
Kevin R. Byrne             Senior Vice President and Treasurer
Alvin H. Fenichel          Senior Vice President and Controller

Paul J. Flora              Senior Vice President and Auditor
Mark A. Hug                Senior Vice President; formerly, Vice President,
                           Aetna
Michael S. Martin          Senior Vice President and Chief Marketing Officer
Douglas Menkes             Senior Vice President and Corporate Actuary;
                           formerly, Milliman & Robertson, Inc.
Anthony C. Pasquale        Senior Vice President
Donald R. Kaplan           Vice President and Chief Compliance Officer
Pauline Sherman            Vice President, Secretary and Associate General
                           Counsel


*Current positions listed are with Equitable unless otherwise specified.

                              FINANCIAL STATEMENTS

                               [To be supplied.]

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

 (a)      Financial Statements included in Part B.




 The financial statements of the Separate Accounts and of Equitable Life Assurance Society of the United States are to be filed by amendment.

 (b)      Exhibits.

 The following Exhibits are filed herewith:


 1. (a) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30 and
          191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

1. (b) Resolution of the Board of Directors of the Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995.

  2.      Not Applicable.

  3.      Not Applicable.

                 4.      (a)   Exhibit 6(a)(2) (Group Annuity Contract AC 2100,
                               as amended and restated effective February 1, 1991 on contract Form No. APC 1,000- 91, among the Trustees of the American Dental Association
                               Members Retirement Trust, the American Dental
                               Association Members Pooled Trust for Retirement
                               Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to
                               Registration Statement 33-40162, filed December
                               20, 1991.

                         (b) Rider No. 1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                         (c) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                         (d) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

                         (e) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement

                               Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, filed April 29, 1994.

                         (f) Form of Rider No. 5 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75616 on Form N-4 of Registrant, on February 27, 1995.

                         (g) Form of Rider No. 6 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 33-63113 on September 29, 1995.

                         (h) Form of Rider No. 7 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed on November 21, 1995.

                         (i) Form of Rider No. 8 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-01301 on Form N-4 of Registrant filed April 30, 1996.


                         (j) Form of Rider No. 9 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 333-25807 on form N-4, filed on April 24, 1997.

                  5.     (a)   Exhibit 7(a) (Form of Participation Agreement
                               for the standardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to
                               Registration Statement on Form S-1 of
                               Registrant, filed April l6, 1986.

                         (b) Exhibit 7(b) (Form of Participation Agreement for the nonstandardized Profit-Sharing Plan under the ADA Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April l6, 1986.

                         (c) Exhibit 7(e) (Copy of Attachment to Profit Sharing Participation Agreement under the American Dental Association Members Retirement
                               Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                         (d) Exhibit 7(e)(2) (Form of Participant Enrollment Form under the ADA Program), incorporated by reference to Post-Effective Amendment No. 2 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 2l, l987.

                         (e) Exhibit 7(v) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal

                               Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                         (f)   Exhibit 7(w) (Form of Non-Standardized
                               Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post- Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                         (g) Exhibit 7(x) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the ADA Program, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.


                  6.     (a)   Copy of the Restated Charter of The Equitable
                               Life Assurance Society of the United States, as amended January 1, 1997, incorporated by reference to Registration No. 333-25807 on Form
                               N-4, filed April 24, 1997.

                         (b) By-Laws of The Equitable Life Assurance Society of the United States, as amended November 21, 1996, incorporated by reference to Registration No. 333-25807 on Form N-4, filed April 24, 1997.


                  7.     Not applicable

                  8.     (a)   Exhibit 11(a)(2) (Form of American Dental
                               Association Members Retirement Plan, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of
                               Registrant, filed April 26, 1989.

                         (b) Exhibit 11(g)(2) (Form of American Dental Association Members Retirement Trust, as filed with the Internal Revenue Service), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                         (c) Exhibit 11(i) (Form of First Amendment to the American Dental Association Members Retirement Trust), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                         (d) Exhibit 11(o) (Copy of Administration Services Agreement, dated May 1, 1994, among The Equitable Life Assurance Society of the United States, the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and the Council of Insurance of the American Dental Association), incorporated by reference to Registration Statement No. 33-75614 on Form N-3 of Registrant, filed February 23, 1994.

                         (e)   Exhibit 11(j) (Copy of American Dental
                               Association Members Pooled Trust for Retirement Plans, dated as of January 1, 1984), incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant on Form N-3 of Registrant, filed December 20, 1991.

                         (f) Exhibit 11(k) (Form of First Amendment to the American Dental Association Members Pooled Trust for Retirement Plans, dated as of January 1,
                               1984), incorporated by reference to
                               Post-Effective Amendment No. 1 to Registration No. 33-40162 on Form N-3 of Registrant, filed December 20, 1991.


                  9.     (a)   Opinion and Consent of Anthony A. Dreyspool,
                               Vice President and Associate General Counsel of
                               The Equitable Life Assurance Society of the
                               United States incorporated by reference to Registration Statement No. 333-25807, filed
                               April 24, 1997.

                         (b) Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of the Equitable Life Assurance Society of the United States, previously filed with this Registration Statement on Form N-4, File No. 333-50967 on April 24, 1998.

                  10.    (a)   Consent of Anthony A. Dreyspool (included within
                               Exhibit 9(a) above).

                         (b)   Consent of Mary P. Breen, (included within
                               Exhibit 9 (b) above).

                         (c) Consent of PricewaterhouseCoopers LLP, (to be filed by amendment).

                         (d) Powers of Attorney, previously filed with this Registration Statement on Form N-4, File No. 333-50967 on April 24, 1998.


                  11.    Not applicable.

                  12.    Not applicable.

                  13.    Not applicable.

                  14.    Not Applicable.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS




Francoise Colloc'h                          Director
AXA
23, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AKA
23, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                            Director
The  McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020

Denis Duverne                               Director
AXA
23, Avenue Matignon
75008 Paris, France

William T. Esrey                            Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                           Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                           Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------




Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                      Director
Warburg Dillon, Read LLC
535 Madison Avenue
New York, NY 10028

Mary R. (Nina) Henderson                    Director
International Plaza
P.O. Box 8000
Englewood Cliffs, NJ 07632-9976

W. Edwin Jarmain                            Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

G. Donald Johnston, Jr.                     Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------


Didier Pineau-Valencienne                   Director
Schneider S.A.
64-70 Avenue Jean-Baptiste Clement
92646 Boulogne-Billancourt Cedex
France

George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------

*Michael Hegarty                            President, Chief Operating
                                            Officer and Director

*Edward D. Miller                           Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

* Stanley B. Tulin                          Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------


*Paul J. Flora                              Senior Vice President and Auditor
*Robert E. Garber                           Executive Vice President and
                                            General Counsel

*Jerome S. Golden                           Executive Vice President

 James D. Goodwin                           Vice President

*Edward J. Hayes                            Senior Vice President

*Mark A. Hug                                Senior Vice President

*Donald R. Kaplan                           Vice President and Chief Compliance
                                            Officer and Associate General
                                            Counsel

*Michael S. Martin                          Executive Vice President and Chief
                                            Marketing Officer

*Douglas Menkes                             Senior Vice President and
                                            Corporate Actuary

*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Vice President, Secretary and
                                            Associate General Counsel

*Samuel B. Shlesinger                       Senior Vice President

*Richard V. Silver                          Senior Vice President and Deputy
                                            General Counsel

*Jose Suquet                                Senior Executive Vice President and
                                            Chief Distribution Officer

*Naomi Weinstein                            Vice President

*Maureen K. Wolfson                         Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account No. 49 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.

         The largest stockholder of the Holding Company is AXA which as of December 31, 1998 beneficially owned 58.5% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (1991) (Delaware)

    Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (41.8%) (See Addendum B(1) for subsidiaries)

    The Equitable Life Assurance Society of the United States (1859) (New York) (a) (b)

         The Equitable of Colorado, Inc. (1983) (Colorado)

         EVLICO, INC. (1995) (Delaware)

         EVLICO East Ridge, Inc. (1995) (California)

         GP/EQ Southwest, Inc. (1995) (Texas)

         Franconom, Inc. (1985) (Pennsylvania)

         Frontier Trust Company (1987) (North Dakota)

         Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-1970) (Pennsylvania)

         Equitable Deal Flow Fund, L.P.

              Equitable Managed Assets (Delaware)

         EREIM LP Associates (99%)

              EML Associates, L.P. (19.8%)

         Alliance Capital Management L.P. (2.7% limited partnership interest)

         ACMC, Inc. (1991) (Delaware)(s)

              Alliance Capital Management L.P. (1988) (Delaware)
              (39.6% limited partnership interest)

         EVCO, Inc. (1991) (New Jersey)

         EVSA, Inc. (1992) (Pennsylvania)

         Prime Property Funding, Inc. (1993) (Delaware)

         Wil Gro, Inc. (1992) (Pennsylvania)

         Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)

(a) Registered Broker/Dealer       (b) Registered Investment Adviser

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)

         Fox Run, Inc. (1994) (Massachusetts)

         STCS, Inc. (1992) (Delaware)

         CCMI Corporation (1994) (Maryland)

         FTM Corporation (1994) (Maryland)

         Equitable BJVS, Inc. (1992) (California)

         Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

         Camelback JVS, Inc. (1995) (Arizona)

         ELAS Realty, Inc. (1996) (Delaware)

         100 Federal Street Realty Corporation (Massachusetts)

         Equitable Structured Settlement Corporation (1996) (Delaware)

         Prime Property Funding II, Inc. (1997) (Delaware)

         Sarasota Prime Hotels, Inc. (1997) (Florida)

         ECLL, Inc. (1997) (Michigan)

         Equitable Holdings LLC (1997) (New York) (into which Equitable Holding Corporation was merged in 1997)
              EQ Financial Consultants, Inc. (formerly
              Equico Securities, Inc.) (1971) (Delaware) (a) (b)

              ELAS Securities Acquisition Corp. (1980) (Delaware)

              100 Federal Street Funding Corporation (Massachusetts)

              EquiSource of New York, Inc. (1986) (New York) (See
              Addendum A for subsidiaries)

              Equitable Casualty Insurance Company (1986) (Vermont)

              EREIM LP Corp. (1986) (Delaware)

                   EREIM LP Associates (1%)

                        EML Associates (.02%)

              Six-Pac G.P., Inc. (1990) (Georgia)

              Equitable Distributors, Inc. (1988) (Delaware) (a)

(a) Registered Broker/Dealer       (b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)
         Equitable Holdings, LLC (cont.)

         Equitable JVS, Inc. (1988) (Delaware)

              Astor/Broadway Acquisition Corp. (1990) (New York)

              Astor Times Square Corp. (1990) (New York)

              PC Landmark, Inc. (1990) (Texas)

              Equitable JVS II, Inc. (1994) (Maryland)

              EJSVS, Inc. (1995) (New Jersey)

         Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
         EHC) (Delaware) (34.40) (See Addendum B(1) for subsidiaries)

         JMR Realty Services, Inc. (1994) (Delaware)

         Equitable Investment Corporation (1971) (New York)

              Stelas North Carolina Limited Partnership (50% limited partnership interest) (1984)

              Equitable JV Holdings Corporation (1989) (Delaware)

              Alliance Capital Management Corporation (1991) (Delaware) (b) (See Addendum B(2) for subsidiaries)

              Equitable Capital Management Corporation (1985)
              (Delaware)(b)

              Alliance Capital Management L.P. (1988) (Delaware) (14.6% limited partnership interest)

              EQ Services, Inc. (1992) (Delaware)

              EREIM Managers Corp. (1986) (Delaware)

                   ML/EQ Real Estate Portfolio, L.P.

                        EML Associates, L.P.

              (a) Registered Broker/Dealer   (b) Registered Investment Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                            ADDENDUM A - SUBSIDIARY
                          OF EQUITABLE HOLDINGS, LLC
                      HAVING MORE THAN FIVE SUBSIDIARIES

          ---------------------------------------------------------------

EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988)
      (Massachusetts)
      EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
      EquiSource of Puerto Rico, Inc. (1997) (Puerto Rico)
      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                     ADDENDUM B - INVESTMENT SUBSIDIARIES
                      HAVING MORE THAN FIVE SUBSIDIARIES

                     ------------------------------------


Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):

         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)
              Wood, Struthers & Winthrop Management Corp. (1985)
              (Delaware)(b)
         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)
         DLJ Mortgage Capital, Inc. (1988) (Delaware)
         Column Financial, Inc. (1993) (Delaware) (50%)

Alliance Capital Management Corporation (as general partner) (b) has the following subsidiaries:

         Alliance Capital Management L.P. (1988) (Delaware) (b)
              Alliance Capital Management Corporation of Delaware, Inc.
              (Delaware)
                  Alliance Fund Services, Inc. (Delaware) (a)
                  Alliance Fund Distributors, Inc. (Delaware) (a) Alliance Capital Oceanic Corp. (Delaware)
                  Alliance Capital Management Australia Pty. Ltd.
                  (Australia)
                  Meiji - Alliance Capital Corp. (Delaware) (50%) Alliance Capital (Luxembourg) S.A. (99.98%)
                  Alliance Eastern Europe Inc. (Delaware)
                  Alliance Barra Research Institute, Inc. (Delaware)
                  (50%)
                  Alliance Capital Management Canada, Inc. (Canada)
                  (99.99%)
                  Alliance Capital Management (Brazil) Llda
                  Alliance Capital Global Derivatives Corp. (Delaware) Alliance International Fund Services S.A. (Luxembourg)
                  Alliance Capital Management (India) Ltd. (Delaware) Alliance Capital Mauritius Ltd.
                  Alliance Corporate Finance Group, Incorporated
                  (Delaware)
                       Equitable Capital Diversified Holdings, L.P. I Equitable Capital Diversified Holdings, L.P. II
                  Curisitor Alliance L.L.C. (Delaware)
                       Curisitor Holdings Limited (UK)
                       Alliance Capital Management (Japan), Inc.
                       Alliance Capital Management (Asia) Ltd.
                       Alliance Capital Management (Turkey), Ltd.
                       Cursitor Alliance Management Limited (UK)

              (a) Registered Broker/Dealer    (b) Registered Investment Advisor

                              AXA GROUP CHART

The information listed below is dated as of December 31, 1997; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.

                AXA INSURANCE AND REINSURANCE BUSINESS HOLDING

COMPANY                        COUNTRY         VOTING POWER
-------                        -------         ------------

AXA Assurances Iard            France          100% by AXA France Assurance

AXA Assurances Vie             France          100% by AXA France Assurance

AXA Courtage Iard              France          97.4% by AXA France Assurance
                                               and UAP Iard

AXA Courtage Vie               France          100% by AXA France Assurance

Alpha Assurances Vie           France          100% by AXA France Assurance

AXA Direct                     France          100%

Direct Assurances Iard         France          100% by AXA Direct

Direct Assurance Vie           France          100% by AXA Direct

AXA Tellit Versicherung        Germany         50% owned by AXA Direct and
                                               50% by CKAG

Axiva                          France          100% by AXA France Assurance

Juridica                       France          88.4% by UAP Iard, 10.9% by
                                               AXA France Assurance

AXA Assistance France          France          100% by AXA Assistance SA

Monvoisin Assurances           France          99.9% by different companies
                                               and Mutuals

Societe Beaujon                France          100%

Lor Finance                    France          100%

Jour Finance                   France          100% by AXA Conseil Iard and
                                               by AXA Assurances Iard

Financiere 45                  France          99.8%

Mofipar                        France          100%

Compagnie Auxiliaire pour le   France          99.8% by Societe Beaujon
Commerce and l'Industrie

C.F.G.A.                       France          99.96% owned by Mutuals and
                                               Finaxa

AXA Global Risks               France          100% owned by AXA France
                                               Assurance, UAP Iard and
                                               Mutuals

Argovie                        France          100% by Axiva and SCA Argos

COMPANY                        COUNTRY         VOTING POWER
-------                        -------         ------------

Astral Finance                 France          99.3% by AXA Courtage Vie

Argos                          France          N.S.

AXA France Assurance           France          100%

UAP Incendie Accidents         France          100% by AXA France
                                               Assurance

UAP Vie                        France          100% by AXA France
                                               Assurance

UAP Collectives                France          50% by AXA Assurances
                                               Iard, 3.3% by AXA Conseil
                                               Iard and 46.6% UAP Vie

Thema Vie                      France          30% by Axiva, 11.9% by
                                               UAP Collectives, 10.9% by
                                               UAP Iard and 46.8% by UAP Vie.

La Reunion Francaise           France          49% by UAP Iard and 51% by
                                               AXA Global Risks

UAP Assistance                 France          52% by UAP Incendie-Accidents
                                               and 48% by UAP Vie

UAP International              France          50.1% by AXA and 49.9% by
                                               AXA Global Risks

Sofinad                        France          100%

AXA-Colonia Konzern AG (AXA-
CKAG)                          Germany         39.7% by Vinci BV, 25.6% by
                                               Kolnische Verwaltungs and
                                               5.5% by AXA-UAP

Finaxa Belgium                 Belgium         100%

AXA Belgium                    Belgium         27.1% by AXA and 72.6%
                                               by Finaxa Belgium

De Kortrijske Verzekering      Belgium         99.8% by AXA Belgium

Juris                          Belgium         100% owned by Finaxa Belgium

Royale Vendome                 Belgium         49% by AXA and 20.2% by
                                               AXA Global Risks

Royale Belge                   Belgium         51.2% by Royale Vendome and
                                               9.5% by different companies
                                               of the Group

Royale Belge 1994              Belgium         97.9% by  Royale Belge and 2%
                                               by UAB

UAB                            Belgium         99.9% by Royale Belge

Ardenne Prevoyante             Belgium         99.4% by Royale Belge

GB Lex                         Belgium         55% by Royale Belge, 25% by
                                               Royale Belge 1994, 10% by
                                               Juridica and 10% by AXA
                                               Conseil Assurance

Royale Belge Re                Belgium         99.9% by Royale Belge

Parcolvi                       Belgium         100% by Vinci Belgium

Vinci Belgium                  Belgium         99.5% by Vinci BV

Finaxa Luxembourg              Luxembourg      100%

AXA Assurance IARD Luxembourg  Luxembourg      99.9%

AXA Assurance Vie Luxembourg   Luxembourg      99.9%

Royale UAP                     Luxembourg      100% by Royale Belge

Paneurolife                    Luxembourg      90% by different companies of
                                               the AXA Group

Paneurore                      Luxembourg      90% by different companies of
                                               the AXA Group

Crealux                        Luxembourg      100% by Royale Belge

Futur Re                       Luxembourg      100% by AXA Global Risks

General Re-CKAG                Luxembourg      37.8% by AXA-CKAG and 12.1%
                                               by Colonia Nordstern
                                               Versicherung

Royale Belge Investissements   Luxembourg      100% by Royale Belge

AXA Aurora                     Spain           30% owned by AXA and 40%
                                               by UAP International

Aurora Polar SA de Seguros y   Spain           99.4% owned by AXA Aurora
Reaseguros

Aurora Vida SA de Seguros y    Spain           90% owned by Aurora Polar and
Reaseguros                                     5% by AXA

AXA Gestion de Seguros y       Spain           99.1% owned by AXA Aurora
Reaseguros

Hilo Direct Seguros            Spain           71.4% by AXA Aurora

Ayuda Legal                    Spain           59% owned by Aurora Polar,
                                               29% by AXA Gestion and 12%
                                               by Aurora Vida

UAP Iberica                    Spain           100% by UAP International

General Europea (GESA)         Spain           100% by Societe Generale
                                               d'Assistance

AXA Assicurazioni              Italy           100%

Eurovita                       Italy           30% owned by AXA Assicurazioni

Gruppo UAP Italia (GUI)        Italy           97% by UAP International and
                                               3% by UAP Vie

UAP Italiana                   Italy           96% by AXA and 4% by GUI

UAP Vita                       Italy           62.2% by GUI and 37.8% by UAP
                                               Vie

Allsecures Assicurazioni       Italy           90% by GUI and 10% by UAP
                                               Italiana

Allsecures Vita                Italy           92.9% by GUI and 7% by AXA

Centurion Assicurazioni        Italy           100% by GUI

AXA Equity & Law plc           U.K.            100%

AXA Equity & Law Life          U.K.            100% by SLPH
Assurance Society

AXA Insurance                  U.K.            100% owned by SLPH

AXA Global Risks               U.K.            51% owned by AXA Global
                                               Risks (France) and 49% by
                                               AXA Courtage IARD

Sun Life and Provincial        U.K.            71.6% by AXA and AXA
Holdings (SLPH)                                Equity & Law Plc

Sun Life Corporation Plc       U.K.            100% by AXA Sun Life Holding

Sun Life Assurance             U.K.            100% by AXA Sun Life Holding

UAP Provincial Insurance       U.K.            100% by SLPH

English & Scottish             U.K.            100% by AXA UK

COMPANY                        COUNTRY         VOTING POWER
-------                        -------         ------------

AXA Insurance Inc              Canada          100% owned by AXA Canada Inc.
                                               and AXA Assurance Inc

Anglo Canada General Insurance Canada          100% owned by AXA Canada Inc.
Cy

AXA Pacific Insurance Cy       Canada          100% by AXA Boreal Insurance
                                               Inc

AXA Boreal Assurances          Canada          100% by AXA Boreal Insurance
Agricoles Inc                                  Inc

AXA Life Insurance             Japan           100%

Dongbu AXA Life                Korea           50%
Insurance Co. Ltd.

Sime AXA Berhad                Malaysia        30% owned by AXA and
                                               AXA Reassurance

AXA Investment Holdings Pte    Singapore       100%
Ltd

AXA Insurance                  Singapore       100% owned by AXA Investment
                                               Holdings Pte Ltd

AXA Insurance                  Hong Kong       100% owned by AXA Investment
                                               Holdings Pte Ltd

AXA Life Insurance             Hong Kong       100%

PT Asuransi AXA Indonesia      Indonesia       80%

The Equitable Companies        U.S.A.          58.7% of which AXA owns
Incorporated                                   42.0%, Financiere 45, 3.2%,
                                               Lorfinance 6.4%, AXA Equity
                                               & Law Life Association Society
                                               4.1% and AXA Reassurance 3.0%

The Equitable Life Assurance  U.S.A.           100% owned by The Equitable
Society of the United States                   Companies Incorporated
(ELAS)

National Mutual Holdings Ltd  Australia        51% between AXA, 42.1%
                                               and AXA Equity & Law Life
                                               Assurance Society 8.9%

The National Mutual Life     Australia         100% owned by National Mutual
Association of Australasia                     Holdings Ltd
Ltd

National Mutual International Australia        100% owned by National Mutual
Pty Ltd                                        Holdings Ltd

National Mutual (Bermuda) Ltd Australia        100% owned by National Mutual
                                               International Pty Ltd

National Mutual Asia Ltd      Australia        41% owned by National Mutual
                                               Holdings Ltd, 20% by Datura
                                               Ltd and 13% by National Mutual
                                               Life Association of
                                               Australasia

Australian Casualty & Life Ltd Australia       100% owned by National Mutual
                                               Holdings Ltd

National Mutual Health         Australia       100% owned by National Mutual
Insurance Pty Ltd                              Holdings Ltd

COMPANY                      COUNTRY           VOTING POWER
-------                      -------           ------------

AXA Reassurance              France            100% owned by AXA, AXA
                                               Assurances Iard and AXA Global
                                               Risks

AXA Re Finance               France            79% owned by AXA Reassurance

AXA Cessions                 France            100%

AXA Re Asia                  Singapore         100% owned by AXA Reassurance

AXA Re U.K. Plc              U.K.              100% owned by AXA Re U.K.
                                               Holding

AXA Re U.K. Holding          U.K.              100% owned by AXA Reassurance

AXA Re U.S.A.                U.S.A.            100% owned by AXA America

AXA America                  U.S.A.            100% owned by AXA Reassurance

AXA Space                    U.S.A.            80% owned by AXA America

AXA Re Life                  U.S.A.            100% owned by AXA America

C.G.R.M.                     Monaco            100% owned by AXA Reassurance

COMPANY                      COUNTRY           VOTING POWER
-------                      -------           ------------

Alliance Capital Management  U.S.A.            57.9% held by ELAS

Donaldson Lufkin & Jenrette  U.S.A.            76.2% owned by Equitable
                                               Holdings LLC and ELAS

National Mutual Funds        Australia         100% owned by National
Management (Global) Ltd                        Mutual Holdings Ltd

National Mutual Funds        USA               100% by National Mutual Funds
Management North America                       Management (Global) Ltd.
Holding Inc.

Cogefin                      Luxembourg        100% owned by AXA Belgium

ORIA                         France            100% owned by AXA Millesimes

AXA Oeuvres d'Art            France            100% by Mutuals

AXA Cantenac Brown           France            100%

AXA Suduiraut                France            99.6% owned by AXA and
                                               Societe Beaujon

                        AXA REAL ESTATE BUSINESS

COMPANY                      COUNTRY           VOTING POWER
-------                      -------           ------------

Prebail                      France            100% owned by AXA Immobilier

Axamur                       France            100% by different companies
                                               and Mutuals

Parimmo                      France            100% by different companies
                                               and Mutuals

S.G.C.I.                     France            100% by different companies
                                               and Mutuals

Transaxim                    France            100% owned by S.G.C.I. and
                                               C.P.P.

Compagnie Parisienne de      France            100% owned by S.G.C.I.
Participations (C.P.P.)

Monte Scopeto                France            100% owned by C.P.P.

Matipierre                   France            100% by different companies

Securimo                     France            87.12% by different companies
                                               and Mutuals

Paris Orleans                France            100% by different companies
                                               AXA Courtage Iard

Colisee Bureaux              France            100% by different companies
                                               and Mutuals

Colisee Premiere             France            100% by different companies
                                               and Mutuals

Colisee Laffitte             France            100% by Colisee Bureaux

Fonciere Carnot Laforge      France            100% by Colisee Premiere

Parc Camoin                  France            100% by Colisee Premiere

Delta Point du Jour          France            100% owned by Matipierre

Paroi Nord de l'Arche        France            100% owned by Matipierre

Falival                      France            100% owned by AXA Reassurance

Compagnie du Gaz d'Avignon   France            100% owned by AXA Assurances
                                               Iard

Ahorro Familiar              France            44% owned by AXA Assurances
                                               Iard, 1% by AXA Aurora Polar
                                               and 1% by AXA Seguros

Fonciere du Val d'Oise       France            100% owned by C.P.P.

Sodarec                      France            100% owned by C.P.P.

COMPANY                      COUNTRY            VOTING POWER
-------                      -------            ------------

Centrexpo                    France            99.3% owned by C.P.P.

Fonciere de la Ville du Bois France            99.6% owned by Centrexpo

Colisee Seine                France            100% owned by different
                                               companies

Translot                     France            100% owned by SGCI

Colisee Alpha                France            100% owned by Colisee Bureaux

Colisee Silly                France            100% owned by Colisee Bureaux

S.N.C. Dumont d'Urville      France            100% owned by Colisee Premiere

Colisee Federation           France            100% by SGCI

Colisee Saint Georges        France            100% by SGCI

Drouot Industrie             France            50% by SGCI and 50% by Axamur

Colisee Vauban               France            99.6% by Matipierre

Fonciere Colisee             France            100% by Matipierre and other
                                               companies of the AXA Group

AXA Pierre S.C.I.            France            97.6% owned by different
                                               companies and Mutuals

AXA Millesimes               France            85.4% owned by AXA and the
                                               Mutuals

Chateau Suduirault           France            100% owned by AXA Millesimes

Diznoko                      Hungary           95% owned by AXA Millesimes

Compagnie Fonciere Matignon  France            100% by different companies
                                               and Mutuals

Fidei                        France            20.7% owned by C.F.P. and
                                               10.8% owned by Axamur

Fonciere Saint Sebastien     France            99.9% by UAP Vie

Fonciere Vendome             France            91% by different companies of
                                               the Group

La Holding Vendome           France            99.9% by AXA Global Risks

10, boulevard Haussmann      France            69% by La Fonciere Vendome and
                                               31% by AXA Conseil Iard

37-39 Le Peletier            France            100% by AXA Courage Iard

Ugici                        France            100% by different companies of
                                               the AXA Group of which
                                               93.1% by UAP Vie

Ugicomi                      France            100% by different companies of
                                               the AXA Group of which
                                               63.8% by UAP Vie

Ugif                         France            100% by different companies of
                                               the AXA Group of which
                                               59.6% by UAP Vie and 32.6%
                                               by UAP Collectives

Ugil                         France            93.9% by different companies
                                               of the AXA Group of which
                                               65.8% by UAP Vie

Ugipar                       France            100% by different companies
                                               of the AXA Group of which
                                               39.4% by UAP Vie, 35.4% by AXA
                                               Courtage Iard and 20.8% by UAP
                                               Collectives

AXA Immobiller               France            100% by AXA

Quinta do Noval Vinhos S.A.  Portugal          99.6% owned by AXA Millesimes

                             OTHER AXA BUSINESS

COMPANY                     COUNTRY             VOTING POWER
-------                     -------             ------------

A.N.F.                      France             95.4% owned by Finaxa

Lucia                       France             20.6% owned by AXA Assurances
                                               Iard and 8.6% by Mutuals

Schneider S.A.              France             10.4%

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.

3. All ownership interests on the chart are 100% common stock ownership except: (a) The Equitable Companies Incorporated's 41.8% interest in Donaldson, Lufkin & Jenrette, Inc. and Equitable Holdings, LLC's
    34.4% interest in same; (b) as noted for certain partnership interests; (c) Equitable Lifes ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and
    (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.

4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:

                         The Hudson River Trust
                            EQ Advisors Trust
                            Separate Accounts

6.  This chart was last revised on January 12, 1999.

Item 27.  Number of Contractowners.


                  As of December 31, 1998 the number of participants in the American Dental Association Members Program offered by the Registrant was 24,116.


Item 28.  Indemnification

          (a) Indemnification of Principal Underwriter: to the extent permitted by law of the State of New York and subject to all applicable requirements thereof, EQ Financial Consultants, Inc. ("EQ Financial"), formerly Equico Securities, Inc. undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she is or was a director or officer of EQFC.

          (b) Undertaking: insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters


          (a) EQ Financial is the principal underwriter for Equitable's Separate Account Nos. 45, 49 and 301, Separate Account A, Separate Account I and Separate Account FP. EQ Financial's principal business address is 1290 Avenue of the Americas, New York, NY 10104.


          (b)      See Item 25.

          (c)      Not applicable.

Item 30.  Location of Accounts and Records


                  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, with respect to the separate accounts named in Item 29(a),are maintained by The Equitable Life Assurance Society of the United States at 135 West 50th Street, New York, New York 10020; 1290 Avenue of the Americas, New York, New York 10104; and 200 Plaza Drive, Secaucus, New Jersey 07094

Item 31.  Management Services

                  Not applicable.


Item 32.  Undertakings

                  The Registrant hereby undertakes:

                  (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                  (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                  (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                   SIGNATURES


            As required by the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on the 5th day of February 1999.



                                     THE EQUITABLE LIFE ASSURANCE
                                     SOCIETY OF THE UNITED STATES
                                                      (Registrant)

                                     By:       The Equitable Life Assurance
                                               Society of the United States


                                     By:        /s/ Maureen K. Wolfson
                                                ------------------------------
                                                    Maureen K. Wolfson
                                                    Vice President

                                   SIGNATURES


         As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on the 5th day of February, 1999.


                                     THE EQUITABLE LIFE ASSURANCE
                                     SOCIETY OF THE UNITED STATES
                                      (Depositor)



                                     By: /s/ Maureen K. Wolfson
                                         ------------------------------------
                                             Maureen K. Wolfson
                                             Vice President


            As required by the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:


*Edward D. Miller                       Chairman of the Board, Chief Executive
                                        Officer and Director

*Michael Hegarty                        President, Chief Operating Officer and
                                        Director


PRINCIPAL FINANCIAL OFFICER:


*Stanley B. Tulin                       Vice Chairman of the Board,
                                        Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
-----------------------------
    Alvin H. Fenichel                   Senior Vice President and
    February 5, 1999                    Controller


*DIRECTORS:
 Francoise Colloc"h      Donald J. Greene             George T. Lowy
 Henri de Castries       John T. Hartley              Edward D. Miller
 Joseph L. Dionne        John H.F. Haskell, Jr.       Didier Pineau-Valencienne
 Denis Duverne           Michael Hegarty              George J. Sella, Jr.
 William T. Dionne       Mary R. (Nina) Henderson     Stanley B. Tulin
 Jean-Rene Fourtou       W. Edwin Jarmain             Dave H. Williams
 Norman C. Francis       G. Donald Johnston, Jr.





*/s/ Maureen K. Wolson
-------------------------------
    Maureen K. Wolson
    Attorney-in-Fact
    February 5, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            PAGE NO.
-----------                                                            --------


   1.(b) Resolution of the Board of The Equitable Life Assurance Society of the United States authorizing the establishment of Separate Account 200.